UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

OFFICE DEPOT, INC.
2200 Old Germantown Road
Delray Beach, Florida 33445

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS

DATE	Wednesday April 25, 2007

TIME	8:30 a.m. Eastern Daylight Time

LOCATION	Boca Raton Marriott at Boca Center 5150 Town Center Circle Boca Raton, FL 33486 (561) 620-3712

ITEMS OF BUSINESS	1. To elect twelve (12) members of the Board of Directors for the term described in this Proxy Statement.

2. To approve the Office Depot, Inc. 2007 Long-Term Incentive Plan as described in this Proxy Statement and attached hereto in Appendix A.

3. To ratify our Audit Committee’s appointment of Deloitte & Touche LLP as our independent accountants for the term described in this Proxy Statement.

4. To transact any other business that may properly come before the meeting.

RECORD DATE	You must own shares of Office Depot common stock of record as of the close of business on Tuesday, March 20, 2007 to attend and vote at our Annual Meeting of Shareholders and any adjournment thereof.

ANNUAL REPORT	Our 2006 Annual Report is enclosed with these proxy materials.

By order of the Board of Directors,

David C. Fannin
Executive Vice President, General Counsel &
  Corporate Secretary

Delray Beach, Florida
April 2, 2007

Please note that for security reasons, we will require that you present the admission ticket included with this Proxy Statement. We also will require positive picture identification from all attendees at our Annual Meeting. We reserve the right to exclude any person whose name does not appear on our official shareholder list as of our record date of March 20, 2007. If you hold shares in “street name” and do not have a ticket, you must bring a letter from your stockbroker, or a current brokerage statement, to indicate that the broker is holding shares for your benefit. We also reserve the right to request any person to leave the Annual Meeting who is disruptive, refuses to follow the rules established for the meeting or for any other reason. Cameras, recording devices and other electronic devices, signs and placards will NOT be permitted at the meeting.

i

ii

PROXY STATEMENT
FOR THE
2007 ANNUAL MEETING OF SHAREHOLDERS
OF OFFICE DEPOT, INC.

2200 Old Germantown Road
Delray Beach, Florida 33445
Telephone (561) 438-4800

This Proxy Statement contains important information about our 2007 Annual Meeting of Shareholders to be held on April 25, 2007 (“Annual Meeting”). We are mailing this Proxy Statement and accompanying proxy card to our shareholders on or about April 2, 2007.

Purposes of the Meeting.  Our Annual Meeting will consider important matters outlined in the Notice of this Meeting. We have mailed these proxy materials to you in connection with the solicitation of proxies by our board of directors (“Board of Directors” or individually “Directors”). Our Board of Directors asks that you authorize your proxies to vote as our Board of Directors recommends.

Voting your Shares.  If you cannot attend the Annual Meeting in person, you may vote your shares: (1) by completing, signing and returning your proxy card to us in the enclosed postage-paid envelope; (2) by voting electronically using a touch-tone telephone (866-540-5760); or (3) by using the Internet to vote your shares (www.proxyvoting.com/odp). If your shares are held in “street name” with a broker or similar party, you will need to contact your broker to determine whether you will be able to vote using one of these alternative methods. If you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you choose to use the Internet or telephone to vote, you must do so by 6:00 p.m. Eastern Daylight Time on April 24, 2007, the day before our Annual Meeting takes place.

Delaware law permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the shareholder. The voting procedures available to registered shareholders for the Annual Meeting are designed to authenticate each shareholder by use of a control number, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded.

OUR BOARD OF DIRECTORS RECOMMENDS that you vote FOR its nominees as Directors of the Company as described in Item 1; that you vote FOR the adoption of the Office Depot, Inc. 2007 Long-Term Incentive Plan as described in Item 2; and that you vote FOR the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent public accountants as described in Item 3.

We also strongly urge you to vote by means of the telephone or the Internet as this allows for automatic tally of your votes and also saves Office Depot the cost of return postage. However you choose to vote, we urge you to VOTE as early as possible.

Proxies.  Our Board of Directors has appointed certain persons (“proxies”) to vote proxy shares in accordance with the instructions of our shareholders. If you authorize the proxies to vote your shares, but do NOT specify how your shares should be voted, they will vote your shares as our Board of Directors recommends. If any other matters are presented for consideration at our Annual Meeting, your shares also will be voted as our Board of Directors recommends, unless you indicate on your proxy card that you withhold such authority. You can change or revoke your proxy (1) by mailing your request to our Corporate Secretary at our corporate headquarters so that it is received not later than 4:00 p.m. Eastern Daylight Time, on April 24, 2007, (2) by filing a proxy with a later date or (3) by voting your shares by ballot in person at the Annual Meeting.

Solicitation of Proxies.  In addition to soliciting proxies by mail, we also may solicit proxies in person, by telephone or over the Internet. Our employees do not receive additional compensation for their solicitation services. Certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who hold shares for the benefit of another party (the “beneficial owner”) may solicit proxies for us. If so, they will mail proxy information to, or otherwise communicate with, the beneficial owners of shares of our common stock held by them. We also have hired Mellon Investor Services, LLC to assist us in communicating with these institutions and forwarding solicitation materials to them, and we have agreed to pay Mellon Investor Services a fee of $13,500 plus reimbursement of their reasonable out-of-pocket expenses in connection with this service. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Shareholders Eligible to Vote at Our Annual Meeting; List of Shareholders Available.  Owners of our common stock as of the close of business on March 20, 2007 (the “Record Date”) will be entitled to vote at our Annual Meeting. Our official stock ownership records will conclusively determine whether you are a “holder of record” as of the Record Date. A list of shareholders entitled to vote at the meeting will be available at our Annual Meeting and for ten days prior to the meeting between the hours of 9:00 a.m. and 4:00 p.m. Eastern Daylight Time at our corporate headquarters in Delray Beach, Florida. As of March 20, 2007, there were 276,036,021 shares of common stock issued by Office Depot and owned by shareholders (i.e., excluding shares held in treasury by Office Depot). Each share of common stock is entitled to one vote on each matter considered at our Annual Meeting.

Establishing a Quorum.  In order for us to transact business at our Annual Meeting, the holders of the majority of the outstanding shares of our stock must be present, either in person or by proxy. Shareholders choosing to abstain from voting and broker “non-votes” will be treated as present and entitled to vote for purposes of determining whether a quorum is present.

Effect of Abstentions and Broker Non-Votes.  Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. For purposes of the 2007 Annual Meeting, members of the New York Stock Exchange are permitted to vote their clients’ proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are “non-discretionary” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the missing votes are referred to as broker “non-votes.” Abstentions and broker “non-votes” will not be counted as a vote “for” or “against” any matter. However, abstentions will have the same effect as voting “no” or “against” a matter voted on at our Annual Meeting which requires the affirmative vote of a majority of the shares present and voting, except with respect to the election of directors. Broker non-votes will not be counted as shares entitled to vote and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting. Under the rules of the New York Stock Exchange, brokers may not vote their clients’ shares with their own discretion with respect to Item 2, the approval of the 2007 Long-Term Incentive Plan.

Householding of Annual Disclosure Documents.  The Securities and Exchange Commission has approved a rule concerning the delivery of disclosure documents, called “householding.” Under that rule, certain banks, brokers and other intermediaries have arranged for a single set of our Annual Report and Proxy Statement to be delivered to multiple shareholders sharing an address unless those banks, brokers and other intermediaries have received contrary instructions from one or more of the shareholders. The rule applies to our annual reports and proxy statements. Each shareholder will continue to receive a separate proxy card or voting instruction card. We will deliver promptly upon written or oral request a separate copy of this Proxy Statement and the Annual Report to a shareholder at a shared address to which a single copy of the document was sent. If you would like to receive your own set of such documents in future years, contact us by calling or writing to our Department of Investor Relations at our Corporate Headquarters at: 2200 Old Germantown Road, Delray Beach, FL 33445 or call us at: (561) 438-4800.

Two or more shareholders sharing an address can request delivery of a single copy of our annual disclosure documents if they are receiving multiple copies by contacting us in the same manner. If a broker or other nominee holds your shares, please contact ADP and inform them of your request by calling them at: (800) 542-1061 or writing to them at: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Please be sure to include your name, the name of your brokerage firm, and your account number.

* * * *

MATTERS TO BE CONSIDERED BY OUR SHAREHOLDERS

Item 1: Election of Directors

Nominees for Directors of Office Depot

Twelve (12) individuals have been nominated for election as Directors at our Annual Meeting, to serve for a term of office that continues from the date and time of their elections until our next annual meeting of shareholders, or until their successors are elected and qualified. Subject to our Corporate Governance Guidelines discussed below in the section captioned “Corporate Governance,” the 12 nominees for the office of Director will be elected by majority vote. In an uncontested election, each Director nominee must be elected by a majority of the votes cast. In a contested election (an election in which the number of candidates exceeds the number of director positions to be filled), the traditional plurality vote standard shall apply. All of our Directors form a single class of Directors and stand for election each year. Information about the nominees, their business experience and other relevant information is set forth below.

Lee A. Ault III	Neil R. Austrian	David W. Bernauer
Abelardo E. Bru	Marsha J. Evans	David I. Fuente
Brenda J. Gaines	Myra M. Hart	W. Scott Hedrick
Kathleen Mason	Michael J. Myers	Steve Odland

Should any of these nominees become unable to serve (for example, if any of them should become seriously ill or incapacitated or should die), our Corporate Governance & Nominating Committee may propose a substitute nominee. If a substitute nominee is named, all proxies voting FOR the nominee who is unable to serve will be voted for the substitute nominee so named. If a substitute nominee is not named, all proxies will be voted for the election of the remaining nominees (or as directed on your proxy card). In no event will more than twelve (12) Directors be elected at our Annual Meeting.

On July 27, 2006, our Board of Directors approved an amendment to the Company’s Bylaws, which revised the vote standard for the uncontested election of Directors from a plurality standard to a “majority of the votes cast” standard. This new director election standard applies for the first time this year. The new standard requires that each nominee for Director must be elected by a majority of the votes cast by the shares of the Company that are outstanding and entitled to vote in the election. This means that the number of votes cast “for” a Director nominee must exceed the number of votes “against” the nominee. Pursuant to the Company’s Bylaws, abstentions are not considered to be “votes cast;” therefore an abstention will have no effect on the election of directors.

Pursuant to Article II, Section 9 of our amended and restated Bylaws, in any uncontested election of directors, any Director who is an “incumbent” Director who does not receive a greater number of votes cast “for” his election than votes “against” his or her election must tender his or her resignation to the Board of Directors. After the Director tenders his or her resignation, the Board of Directors must then decide within 90 days of the date the Director submitted his or her resignation, through a process managed by the Corporate Governance & Nominating Committee (and excluding the Director in question from all Board of Directors and Committee deliberations), whether to accept the Director’s resignation. Absent a compelling reason for the Director to remain on the Board of Directors, as determined by the Board of Directors, the Board of Directors shall accept the Director’s resignation. If the Board of Directors determines that there is a compelling reason for the Director to remain on the Board of Directors and does not accept the Director’s resignation, the Board of Directors must publicly disclose its decision either in a Current Report on Form 8-K filed with the Securities and Exchange Commission or in a press release.

If the Board of Directors accepts an incumbent Director’s resignation, that Director will immediately cease to be a member of the Board of Directors. If the Board of Directors does not accept an incumbent Director’s resignation, that Director will continue to serve until the next annual meeting of shareholders, or until the earlier of his or her subsequent resignation or removal. If a Director nominee who was not already serving as an incumbent Director is not elected at the annual meeting, under Delaware law and our amended and restated Bylaws, that Director Nominee would not become a director and would not serve on the Board of Directors as a “holdover director.”

Your Board of Directors Recommends a Vote FOR Item 1 on Your Proxy Card —
Election of all Nominees Listed Above as Directors

BIOGRAPHICAL INFORMATION ON THE NOMINEES

LEE A. AULT III	AGE: 70

Mr. Ault has served as a Director since 1998. He is currently Chair of the Board of Directors (non-executive) of American Funds Insurance Series and Chair of the Board of Directors (non-executive) of American Funds Target Date Retirement Series, Inc., both mutual funds managed by Capital Research and Management Company. He served as Chair of the Board of Directors of In-Q-Tel, a technology venture company, from 1999 until December 2006 and was formerly Chair, President and Chief Executive Officer of Telecredit, Inc., a payment services company that merged with Equifax, Inc. in 1990. He served as a Director of Viking Office Products, Inc. from 1992 until August 1998 when Office Depot merged with Viking Office Products. He also is a Director of Anworth Mortgage Asset Corporation, a real estate investment trust.

NEIL R. AUSTRIAN	AGE: 67

Mr. Austrian has served as a Director since 1998. He also served as our interim Chair and Chief Executive Officer from October 4, 2004 until March 11, 2005. Mr. Austrian served as President and Chief Operating Officer of the National Football League from April 1991 until December 1999. He was a Managing Director of Dillon, Read & Co. Inc. from October 1987 until March 1991. Mr. Austrian served as a Director of Viking Office Products from January 1988 until August 1998 when Office Depot merged with Viking Office Products. He also serves as a Director of The DirecTV Group (formerly Hughes Electronics Company).

DAVID W. BERNAUER	AGE: 63

Mr. Bernauer has served as a Director since 2004. He currently serves as Chair of Walgreen Co. since July 2006. From 2003 until July 2006 Mr. Bernauer served as Chair and Chief Executive Officer of Walgreen. From 2002 to 2003 he served as President and Chief Executive Officer of Walgreen; from 1999 to 2002 as President and COO of Walgreen, and he has served in various management positions, with increasing areas of responsibility at Walgreen since 1966.

ABELARDO (AL) E. BRU	AGE: 58

Mr. Bru has served as a Director since 2004. Mr. Bru retired as Vice Chair of PepsiCo in February 2005. From February 2003 until September 2004, he served as Chair and Chief Executive Officer of Frito-Lay North America. Frito-Lay North America is a division of PepsiCo, Inc. and the largest snack-food maker in the world. He joined Frito-Lay in 1999 as President and Chief Executive Officer. Prior to joining Frito-Lay, Mr. Bru served in various capacities for Sabritas, a subsidiary of PepsiCo and the largest snack food maker in Mexico, from 1981 to 1999. Mr. Bru served in various senior international positions with PepsiCo Foods International since joining PepsiCo in 1976 until his retirement in 2005. Currently he is also a Director of Kimberly-Clark Corporation.

MARSHA J. EVANS	AGE: 59

Ms. Evans has served as a Director since September 2006. Ms. Evans retired from the U.S. Navy in 1998 with the rank of Rear Admiral. Ms. Evans was National Executive Director of Girl Scouts of the USA from 1998 to 2002 and President and CEO of the American Red Cross from 2002 to 2005. Currently, she is also a Director of Huntsman Corporation, Lehman Brothers Holdings and Weight Watchers International.

DAVID I. FUENTE	AGE: 61

Mr. Fuente has been a Director since he joined Office Depot in 1987. Until December 2001, he served as Chair of our Board of Directors. From December 1987 until July 2000, Mr. Fuente also served as Chief Executive Officer of our Company. He is a Director of Ryder System, Inc., and Dick’s Sporting Goods.

BRENDA J. GAINES	AGE: 57

Ms. Gaines has been a Director since 2002. Ms. Gaines retired in 2004 from her position as President and Chief Executive Officer of Diners Club North America, a Division of Citigroup, a position she held from 2002 until 2004. She served as President of Diners Club North America from 1999 until 2002. From 1994 until 1999, she served as Executive Vice President, Corporate Card Sales, for Diners Club North America, and prior to that she served in various positions of increasing responsibility within Citigroup or its predecessor corporations from 1988. From 1985 until 1987, Ms. Gaines was Deputy Chief of Staff for the Mayor of the City of Chicago. She currently is a Director of CNA Financial Corporation, the Federal National Mortgage Association (Fannie Mae), and of Tenet Healthcare Corporation. She also serves on the Board of Directors of the March of Dimes, the Committee of 200 Foundation and the Economic Club of Chicago.

MYRA M. HART	AGE: 66

Dr. Hart has served as a Director since 2004. From 1995 to the present time, she has served as Professor, Entrepreneurial Management, at the Harvard Business School. From 1985 until 1990, Dr. Hart was a member of the Staples, Inc. founding management team, leading operations, strategic planning and growth implementation in new and existing markets. She is a Director of eCornell, Nina McLemore Inc., Royal Ahold NV, Summer Infant, Inc. and IntelliVid Corporation. Dr. Hart is also a Director of the Center for Women’s Business Research, a Trustee of Cornell University.

W. SCOTT HEDRICK	AGE: 61

Mr. Hedrick has been a Director since 1991. From November 1986 until April 1991, he was a Director of The Office Club, Inc., which was acquired by Office Depot in 1991. He was a founder and has been a general partner of InterWest Partners, a venture capital fund, since 1979. Mr. Hedrick is also a Director of Hot Topic and in December 2006, he joined the Board of Directors of the American Funds Target Date Retirement Series Inc.

KATHLEEN MASON	AGE: 57

Ms. Mason has served as a Director since September 2006. She currently serves as President and Chief Executive Officer of Tuesday Morning Corporation and has served in that position since July 2000. From July 1999 to November 1999, Ms. Mason served as President of Filene’s Basement, a department store chain. From January 1997 to June 1999, Ms. Mason was President of HomeGoods, an off-price home fashion store and a subsidiary of TJX Companies. Ms. Mason was Chair and Chief Executive Officer of Cherry & Webb, a women’s specialty store, from February 1987 to December 1996. Prior to those dates, she held management positions at Kaufmann’s Division of the May Company, Mervyn’s Division of Target, Inc. and the Limited. She is also a Director of The Men’s Wearhouse, Hot Topic, Inc., and Genesco, Inc. Ms. Mason has announced her intention not to stand for re-election to the Boards of The Men’s Wearhouse and Hot Topic, Inc. in 2007.

MICHAEL J. MYERS	AGE: 66

Mr. Myers has served as a Director since 1987. He is a Senior Advisory Partner of Sentinel Capital Partners, a private equity investment firm. He is also the President and a Director of Smith Barney Venture Corp., a wholly owned subsidiary of Smith Barney Holdings, Inc., which acts as the managing general partner of First Century Partnership III, a private venture capital investment fund. From 1976 until January 1992, he was a Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co., Inc.

STEVE ODLAND	AGE: 48

Mr. Odland has been Chair and Chief Executive Officer since March 11, 2005. Immediately prior to joining Office Depot, Inc., he was Chair, Chief Executive Officer, and President of AutoZone, Inc. from 2001 until March 2005. Previously he was an executive with Ahold USA from 1998 to 2000. Mr. Odland was President of the Foodservice Division of Sara Lee Bakery from 1997 to 1998. He was employed by The Quaker Oats Company from 1981 to 1996 in various executive positions. Mr. Odland is also a Director of General Mills, Inc.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We are committed to principles of good corporate governance and the independence of our Board of Directors from our management. Our Corporate Governance Guidelines may be viewed at our corporate web site, www.officedepot.com under the headings “Company Information/Investor Relations/Corporate Governance.” In addition, a printed copy of our Corporate Governance Guidelines will be provided to any shareholder upon written request to our Corporate Secretary. The Board of Directors adopted these Guidelines to monitor the effectiveness of policy and decision-making both at the Board of Directors and management level, and to enhance shareholder value over the long-term.

Director Independence

The Board of Directors evaluates the independence of each nominee for election as a Director of our Company in accordance with the Corporate Governance Guidelines it has adopted, which incorporate the applicable listing standards of the New York Stock Exchange. Pursuant to our Corporate Governance Guidelines, a majority of our Board of Directors must be “Independent Directors” within the meaning of the New York Stock Exchange’s listing standards, and all Directors who sit on our Corporate Governance & Nominating Committee, Audit Committee and Compensation Committee must also be Independent Directors.

All members of our Audit Committee, Compensation Committee and our Corporate Governance & Nominating Committee have been determined by our Board of Directors to be Independent Directors. Our Board of Directors has reviewed the various relationships between members of our Board of Directors and the Company and has affirmatively determined that none of our Directors has a material relationship with Office Depot other than Mr. Odland, our Chair and Chief Executive Officer, who is a full time employee of our Company.

As a result, all members of our Board of Directors other than Mr. Odland have been determined to be Independent Directors. This determination by our Board of Directors is based upon an individual evaluation of each of our Directors, his or her employment or Board of Directors affiliations, and a determination either that the Independent Director has no business relationship with our Company other than his or her service on our Board of Directors or that while an Independent Director may have some involvement with a company or firm with which we do business, our Board of Directors has determined that such involvement is not material. None of our Directors serves as an executive officer of a charitable organization to which we made contributions during 2006. Our Chief Executive Officer, Mr. Odland, is not a member of any Committees of our Board of Directors.

Our Lead Director is Neil R. Austrian. As Lead Director, Mr. Austrian presides at regularly scheduled executive sessions of non-management Directors. The non-management Directors select the Director to serve as Lead Director. That Director is required to be an Independent Director of the Board of Directors.

Related Person Transactions Policy

Our Corporate Governance & Nominating Committee recently recommended and our Board of Directors adopted, in February 2007, a new written policy on related person transactions, and that policy has been applied in the determination of independence of our Directors. Our Related Person Transactions Policy (the “Policy”) sets forth the procedures governing the review and approval or ratification of transactions between the Company, on the one hand, and an executive officer or director or an immediate family member, on the other hand.

This Policy applies to all related person transactions, and under the Policy a “related person transaction” is any transaction:

•	In which the Company was or is to be a participant;

•	In which the amount exceeds $120,000;

•	In which any related person had, or will have a direct or indirect material interest;

•	Including any contribution of $120,000 or more to a charitable organization of which a related person is a trustee, director, executive officer or has a similar relationship.

No related person transaction shall be approved or ratified if such transaction is contrary to the best interests of the Company. Unless different terms are specifically approved or ratified by the Corporate Governance & Nominating Committee, any approved or ratified transaction must be on terms that are no less favorable to the Company than would be obtained in a similar transaction with an unaffiliated third party under the same or similar circumstances. All related person transactions or series of similar transactions must be presented to the Corporate Governance & Nominating Committee for review and pre-approval or ratification. A copy of the Policy is available for review on the Company’s web site at www.officedepot.com under the headings “Company Information/Investor Relations/Corporate Governance.”

How Nominees to Our Board of Directors are Selected

Candidates for election to our Board of Directors are nominated by our Corporate Governance & Nominating Committee and ratified by our Board of Directors for nomination to the shareholders. The Corporate Governance & Nominating Committee operates under a charter, which is available on our corporate web site at www.officedepot.com.

Candidates Recommended by Shareholders.  Our Corporate Governance & Nominating Committee will give due consideration to candidates recommended by shareholders. Shareholders may recommend candidates for the consideration of the Corporate Governance & Nominating Committee by submitting such recommendation directly to the Committee by mail, as described under the heading “Corporate Governance; Communicating with our Board of Directors.” In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth in the following paragraph.

Qualifications for Nomination.  Our Corporate Governance & Nominating Committee believes that the minimum qualifications for serving on our Board of Directors are that a nominee have substantial experience in working as an executive officer for, or serving on the Board of Directors of, a public company, or that he or she demonstrates by significant accomplishment in another field of endeavor, whether in the for-profit or the non-profit sectors, an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our Company. A Director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity, as confirmed by a background and security check. All Directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of all our shareholders. Persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board of Directors. In addition to these factors, the Committee seeks to have a Board of Directors that represents diversity as to gender, race, ethnicity and background experiences.

Methods of Finding Qualified Nominees.  Our Corporate Governance & Nominating Committee identifies nominees in a number of ways. One method is the recommendation of sitting members of the Board of Directors, who personally know and have an understanding of the qualifications of a proposed nominee. A second method is an awareness of persons who are successful in business, the non-profit sector or a profession, whether personally known to a member of the Board of Directors or not. Such persons are contacted from time to time to ask whether they would be willing to serve. If they are willing, then the Committee conducts significant amounts of due diligence to ensure that a nominee possess the qualifications, qualities and skills outlined above. The Corporate Governance & Nominating Committee also from time to time engages search firms to assist the Committee in identifying potential nominees to our Board of Directors. These firms conduct searches on behalf of the Corporate Governance & Nominating Committee and provide the Committee with names of potential director candidates. We pay these firms a fee for such services. In 2007, the Corporate Governance & Nominating Committee engaged a search firm known as The Directors Council to assist in searching for two new Directors, to bring the total number of our Board of Directors to twelve. As mentioned above, our Corporate Governance & Nominating Committee also is open to receiving recommendations from shareholders as to potential candidates it might consider.

Communicating with our Board of Directors

Our shareholders and any other parties interested in communicating with our Board of Directors may contact any member (or all members) of our Board of Directors (including without limitation the Lead Director, Neil R. Austrian, or the Independent Directors as a group), any Committee of our Board of Directors or any Chair of any such Committee by mail. To communicate with our Directors by mail, correspondence may be addressed to any individual Director by name, to the Independent Directors as a group, to the Lead Director by title, to any Committee of our Board of Directors by name or to any Committee Chair either by name or by title. All such mailings are to be sent “c/o Corporate Secretary” to our corporate headquarters address, which is 2200 Old Germantown Road, Delray Beach, FL 33445.

In addition, any person who desires to communicate any matter specifically and confidentially to our Audit Committee may contact the Audit Committee by addressing a letter to the Chair of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address. Mark on the outside of the envelope that the communication inside is Confidential. Such communications to our Audit Committee may be submitted anonymously to the Audit Committee Chair, in which event the envelope will not be opened for any purpose, other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

It is our Board of Directors’ policy that each of our Directors should attend the Annual Meeting, at which time they are available to answer questions that may be raised in the question and answer period. At our 2006 Annual Meeting, nine of our ten Directors were in attendance.

Code of Business Conduct (Code of Ethical Behavior)

Our Board of Directors has adopted a Code of Ethical Behavior for all of our employees. This Code also applies to our Directors. A copy of this Code may be viewed at our corporate website, www.officedepot.com under the headings “Company Information/ Investor Relations/ Corporate Governance.” In addition, a printed copy of our Code of Ethical Behavior will be provided to any shareholder upon written request to our Corporate Secretary at our address listed elsewhere in this Proxy Statement.

At the direction of the Board of Directors, our management has established the confidential Office Depot Hotline to assist our employees in complying with their ethical and legal obligations and reporting suspected violations of applicable laws, our policies, or established procedures. The Hotline enables our associates to express their concerns about possible violations of law or our policies without fear of retribution or retaliation of any kind. It is our express policy that no retaliatory action of any sort be taken against any associate using the Hotline procedure. The Hotline is operated by an independent third party, not by Company personnel. The Hotline can be accessed by either calling the following toll-free number or visiting the following web site:

1-866-634-6854
www.odhotline.com

COMMITTEES OF OUR BOARD OF DIRECTORS

The Board of Directors has established four standing committees — (i) Audit, (ii) Compensation, (iii) Corporate Governance & Nominating and (iv) Finance. Our Board of Directors met five times during fiscal 2006. All of our Directors attended more than 75% of the total number of Board of Directors meetings and meetings of the committees on which they serve. The table below shows the current membership for each of the Board of Directors’ standing committees:

	Compensation	Corporate Governance &
Audit Committee	Committee	Nominating Committee	Finance Committee

Brenda J. Gaines*	Lee A. Ault, III*	Lee A. Ault, III	Neil R. Austrian
Myra M. Hart	David W. Bernauer	Neil R. Austrian*	David W. Bernauer
Kathleen Mason	Abelardo E. Bru	Brenda J. Gaines	Abelardo E. Bru
Michael J. Myers	W. Scott Hedrick	W. Scott Hedrick	David I. Fuente*
Marsha J. Evans

*	Committee Chair

Each of the four committees of our Board of Directors has a written charter that has been approved by our Board of Directors, is available for review on our corporate website, www.officedepot.com under the headings “Company Information/Investor Relations/Corporate Governance” and is available in hard copy upon written request to our Corporate Secretary.

Audit Committee

The Audit Committee has four members and typically meets at least four times per year. During 2006, the Audit Committee held seven meetings on: February 14, April 24, May 10, July 26, August 21, October 16 and November 7. Our Board of Directors has reviewed and made the determinations required by the listing standards of the New York Stock Exchange and regulations of the United States Securities and Exchange Commission (“SEC”) regarding the independence and financial literacy of the members of our Audit Committee. All members of the Audit Committee have been determined to be financially literate. In addition, our Board of Directors has determined that the following members of our Audit Committee qualify as “audit committee financial experts” within the meaning of the applicable regulations of the SEC: Brenda Gaines, Kathleen Mason and Michael Myers.

This determination has been made by our Board of Directors with respect to: (a) Ms. Gaines by virtue of her professional background, her years of working in the financial services industry, including most recently serving as North American President and Chief Executive Officer of Diners Club, a Division of Citigroup, a position she held from 2002 until her retirement in 2004; (b) Ms. Mason by virtue of her professional background, her experience as a Chief Executive Officer of and active participation on Boards of Directors of other publicly traded companies as well as on other audit committees of public companies; and (c) Mr. Myers, by virtue of his extensive career in business, including the securities industry, and experience in the areas of investment banking, finance and business. None of the members of our Audit Committee serves on more than three audit committees of public companies, including Office Depot, Inc.

The Audit Committee is responsible for the performance of our internal audit function as well as ensuring our compliance with legal and regulatory requirements, assessing and mitigating financial risks to the Company, and insuring the integrity of our financial reporting process. The Audit Committee’s responsibilities, discussed in detail in its charter, include, among other duties, the duty to:

•	oversee the financial reporting process;

•	meet with internal and external auditors regarding audit results;

•	engage and ensure the independence of our outside audit firm;

•	review the effectiveness of our internal controls; and

•	oversee compliance with our Code of Ethical Behavior.

Corporate Governance & Nominating Committee

The Corporate Governance & Nominating Committee has four members and typically meets three to four times per year. During 2006, the Corporate Governance & Nominating Committee met six times, on January 12, February 15, June 22, July 27, August 24, and November 8. Neil R. Austrian, the Chair of our Corporate Governance & Nominating Committee, also serves as the Lead Director of our Board of Directors. Pursuant to our Corporate Governance Guidelines, the Chair of the Corporate Governance & Nominating Committee also serves as the Company’s Lead Director. He or she is elected to a one-year term and may serve a maximum of two successive such terms.

Our Corporate Governance & Nominating Committee is responsible for establishing and monitoring the effectiveness of the overall corporate governance philosophy and the Director nomination process. The Corporate Governance & Nominating Committee’s responsibilities include, among other duties, the duty to:

•	review and make recommendations to the Board of Directors concerning the size and composition of our Board of Directors and its committees and the recruitment and selection of Directors;

•	nominate Director candidates for election at annual meetings; and

•	review and make recommendations to the Board of Directors concerning our corporate governance policies and practices.

In addition, the Corporate Governance & Nominating Committee is also responsible for reviewing and approving any transactions between the Company and any “related person” including any of the corporation’s officers, directors or their immediate family members. See “Corporate Governance; Related Person Transactions Policy.”

Compensation Committee

The Compensation Committee has five members and typically meets four times per year. During 2006, the Compensation Committee met four times, on January 25, February 14, July 26, and November 7. The Compensation Committee is comprised of at least three Independent Directors.

Compensation Committee Responsibilities and Authority

Our Compensation Committee is responsible for establishing and monitoring the effectiveness of the overall compensation philosophy and policies of our Company. The Compensation Committee’s responsibilities, discussed in detail in its charter include, among other duties, the duty to:

•	review the performance and approve the compensation of each of our executive officers except for our CEO, whose performance and compensation will be reviewed and established by the independent members of the full Board of Directors;

•	provide oversight of all cash compensation, equity compensation, benefits and perquisites for our entire officer population; and

•	provide oversight of our general compensation policies.

The Chair of the Compensation Committee works with our Human Resources management and the General Counsel to set individual meeting agendas for the Compensation Committee following an overall annual calendar of regular activities that has been approved by the Committee and ratified by the Board of Directors.

Compensation Committee Charter

The current Charter of the Compensation Committee was adopted on July 27, 2005, and describes the principles upon which the Committee is founded and operates. The Charter is reviewed periodically to ensure that the Compensation Committee is fulfilling its duties in aligning our executive compensation program with shareholder value creation, ensuring that we attract and retain talented executives and managers, and are being responsive to the legitimate needs of our shareholders.

Delegation of Authority; Subcommittees

The Compensation Committee has delegated authority to the Chair of the Committee, along with the CEO and/or the Executive Vice President – Human Resources (“EVP – HR”), to approve new hire stock option grants for officers who are not executive officers, provided that such grants are at levels that do not exceed a level that is 25% above the annual target long-term incentive for the newly hired officer and otherwise follow policies approved by the Compensation Committee. Grants and awards to executive level officers are reserved to the full Compensation Committee. Except as discussed in the preceding sentences, the Compensation Committee has not delegated any of its authority (for example to a subcommittee) regarding any of our executive compensation matters.

Involvement of Compensation Consultants and Executive Management
in Compensation Decisions

Among other matters, the Charter provides the Compensation Committee with the independent authority to engage outside advisors (including independent compensation consultants and legal counsel) to study our compensation policies and practices, to explain general compensation trends and best practices, and to make recommendations regarding both general and specific director and executive compensation matters. The Compensation Committee currently has selected and engaged the Hay Group, a human resource and compensation consulting firm, as its independent advisor with respect to executive compensation. Pursuant to its charter, the decision to retain the Hay Group (as well as other independent advisors) is at the sole discretion of the Compensation Committee, and such consultants work at the direction of the Compensation Committee.

The Hay Group provides independent advice to the Compensation Committee on executive compensation matters and, with the agreement and approval of the Committee, also works separately with the Company’s management team on job analysis and leveling, broad-based compensation design and the global alignment of executive and non-executive compensation strategies.

The Hay Group provides different consulting teams to conduct analyses for the Board of Directors and the Company and maintains distinct billing arrangements for each project thereby assuring there is no conflict between the two sets of activities. The Committee believes that the Hay Group’s counsel to the Committee is uniquely enhanced due to the consultant’s broad understanding of the Company’s compensation strategy and systems for all employees and its ability to assure that compensation systems throughout the Company have internal integrity.

Committee Chair Works Directly with Compensation Consultants

The Compensation Committee Chair works directly with the Hay Group to determine the scope of the work needed to be performed to assist the Committee in its decision making processes. For example, the Hay Group meets with the Chair of the Compensation Committee to review issues and gain input on plan design and alternatives. In this process, these consultants also interact from time to time with other members of the Compensation Committee, the CEO, the EVP-HR, the General Counsel and other senior management to gain better understanding of our pay policies and practices and to facilitate the development of our executive compensation strategies and approach to determining compensation levels.

We believe that it is important for management to provide input on the overall effectiveness of our executive compensation programs. We believe that even the best advice of a compensation consultant or other advisors must be combined with the input of senior management and the Compensation Committee’s own individual experiences and best judgment to arrive at the proper alignment of compensation philosophy, programs and practices. The CEO, the EVP-HR and the General Counsel are the members of senior management who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspectives on reward strategies and how to align them with the Company’s business and people strategies. They provide feedback and insights into how well our compensation programs and practices appear to be working. The Compensation Committee looks to our General Counsel for legal advice in the design and implementation of compensation plans, programs and practices. In addition, the CEO, the EVP – HR and the General Counsel regularly attend at least portions of Compensation Committee meetings to participate in the presentation of materials and discussion of management’s point of view regarding compensation issues.

Executive Session

Only Compensation Committee members and others specifically requested by the Compensation Committee participate in the Committee’s meetings. At each meeting, the Compensation Committee meets in executive session without members of management present for the purpose of discussing matters independently from management.

How the Committee Determines Performance Attainment

At its first quarter meetings in each fiscal year, the Committee reviews the Company’s financial results for the prior fiscal year to determine if performance goals were attained. The Committee obtains such analysis from management, its compensation consultant and others it may deem necessary, and then certifies the results and reports the results to the Board of Directors.

CEO and Executive Committee Compensation

The Compensation Committee reviews and approves the performance and compensation of the Company’s executive officers, except for the CEO whose performance and compensation are reviewed and established by the full Board of Directors. The Compensation Committee approves final pay packages of the executive officers (excluding the CEO) for ratification by the full Board of Directors (excluding non-Independent Directors).

2006 Committee Meetings and Significant Compensation Decisions Reached

This section outlines some of the significant decisions reached during the four meetings of the Compensation Committee in 2006. At its January 25 meeting, the Compensation Committee reviewed our preliminary financial results for the prior fiscal year to determine if performance goals were attained. The Compensation Committee obtained such analysis from management and its compensation consultant, and certified the results to the Board of Directors. At its November, 2006 meeting, the Compensation Committee approved a change to the annual cash incentive plan in which our executive officers participate. The “flex” allowed under the plan to reflect individual performance was increased from plus or minus 10% to plus-or-minus 25%. This increase in “flex” was implemented to place more emphasis on the individual contributions of executives. At its November meeting, the Compensation Committee also decided to move away from the blanket “freeze” in base salaries for officers and to consider individual salary adjustments on an annual basis (which is a change to the policy agreed to at the January meeting) based upon competitive salary information provided by the Hay Group. It agreed at the same time to continue to move annual cash incentive opportunities as a percent of base salary to the 75th percentile for the executive officers as measured against the peer information. The Compensation Committee also approved enhanced life insurance that covers the executive officers, which could be obtained at no incremental increase in cost to the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed entirely of Independent Directors. None of our executive officers has served on the Board of Directors or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board of Directors or Compensation Committee.

Finance Committee

The Finance Committee has four members and typically meets at least four times each year. During 2006, the Finance Committee met seven times, on January 25, March 2, March 15, April 19, May 11, July 26, and November 7.

Our Finance Committee is responsible for overseeing our capital structure, financial policies, and business and financial plans. The Finance Committee’s responsibilities, discussed in detail in its charter include, among other duties, the duty to:

•	review our financial policies and procedures;

•	review annual capital budgets and major spending requests from management;

•	monitor our financial standing and financial ratings;

•	review our long-range financial objectives; and

•	provide oversight and advice to management regarding our capital structure.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) is intended to provide the reader with a clear and understandable discussion of our compensation philosophy and practices, the elements of compensation of our CEO and other members of our executive management, including our NEOs (as defined below), why those elements have been selected and how they are applied and implemented by our Compensation Committee and ratified by the Independent Directors of our Board of Directors.

Overview of Compensation Programs

Our compensation programs are designed to enable us to recruit and retain the executive management required to achieve our short-term and long-term business objectives. These programs are structured to motivate our executive management and maximize their long-term commitment to our success by providing compensation elements that align executives with our long-term strategies and the interests of our shareholders.

We provide a base salary that recognizes the value of an executive both to us and in the executive talent marketplace. We provide annual cash and equity incentives designed to reward our executive management for the achievement of our annual business plan and our short-term and long-term performance goals. We also make equity awards to our executive management to link their ability to build their own long term net worth with our stock performance and to encourage retention of key managers by providing for vesting schedules over multiple years.

While we provide our executive management with a limited number of standard benefits and perquisites that we believe are in line with other companies of similar size, it is not part of our compensation philosophy to extend personal benefits to our executive management beyond those normally provided to similarly situated officers in comparable companies.

Compensation Program for Executive Management

The Chief Executive Officer and the Chief Financial Officer during fiscal 2006, as well as the other individuals named in the Summary Compensation Table that follows, are referred to as the “named executive officers” or “NEOs”. Our executive management includes the NEOs and the other members of our Executive Committee (the Executive Committee consists of our CEO and his/her direct reports, currently consisting of seven persons). Our compensation programs are designed to closely align compensation with our Company’s financial performance on both a short-term and long-term basis. To that end, our compensation programs employ a leveraged strategy that focuses on variable as opposed to fixed compensation in order to focus our executives on our annual and long-term strategic and operational goals. Most of the executives’ compensation opportunity is directly related to our ability to achieve certain financial metrics including, but not limited to, components of EVA (economic value added), namely EBIT (earnings before interest and taxes) and ROIC (return on invested capital).

External Benchmarking and Internal Compensation Targets

In determining the appropriate compensation for our CEO and the other members of executive management, we rely on external benchmarking against other companies that the Compensation Committee has determined comprise an appropriate peer group (the “Peer Group”) against which to measure our compensation for executive management; we also rely on the Hay Group’s Retail Industry 2006 Total Remuneration Survey (the “Survey”) and on our own policies for allocating among the various components of compensation to comport with our compensation philosophy.

Our Peer Group

In October 2005, the Committee decided to adopt as our Peer Group for compensation purposes for 2006 the same group used to assess our stock performance, the Specialty Retail Group independently selected by Standard & Poors. The Committee believed at that time that the retail industry afforded the best benchmark against which to measure our compensation programs, and selected this group because it is representative of companies that we compete against for both talent and business. In February 2006, Walgreen Co. was added to the 2006 compensation Peer Group. The members of the compensation Peer Group are:

•	AutoNation	•	Circuit City Stores Inc.	•	Lowe’s Companies Inc.	•	Staples Inc.
•	AutoZone	•	Gap Inc.	•	OfficeMax Inc.	•	Tiffany & Co.
•	Bed Bath & Beyond	•	Home Depot Inc.	•	RadioShack Corp.	•	TJX Companies Inc.
•	Best Buy Co. Inc.	•	Limited Brands Inc.	•	Sherwin-Williams Co.	•	Walgreen Co.

The Peer Group provides direct incumbent information on a reliable job title match (e.g., the CEO) for key competitors and other relevant companies. The Committee compared all components of our compensation against our Peer Group, including base salary, annual incentive targets and actual awards, the value of long-term incentive awards, and the prevalence non-qualified deferred compensation programs. The Committee considered as well that many executives in other companies participate in pension plans, whereas Office Depot does not have pension plans. In 2006 the CEO’s compensation was benchmarked solely against the Peer Group. For the other NEOs, the Committee relied on both the Peer Group and the Survey, for purposes of evaluating the salaries and annual variable pay target levels (both cash and equity), but weighted the data in the Survey more heavily because of the Committee’s view that the data in the Survey could be more accurately applied to the job descriptions of these executive officers.

The Survey provides compensation data on the broader retail market place (covering over 70 organizations, a majority of which are specialty stores). The compensation data utilized from the Survey is selected based on job content since proxy matches by title may not be available or may not adequately represent actual job content of our executive officers other than the CEO. The Committee determined that this additional information was useful because of the variability of job content below the CEO level, with considerable variation in levels of responsibility and duties by title among our other NEOs which made a strict comparison against our Peer Group by job title impossible.

Our CEO’s base salary has been set to reflect the median of the CEO salaries in our Peer Group, and his total cash compensation if annual performance metrics are achieved or exceeded at approximately the 75th percentile. For the remainder of our executive management, the Committee set base salaries at the median level from the Survey for jobs of similar scope and complexity. In the case of all our executive management, if threshold financial performance goals are not achieved, cash incentive portions of compensation (i.e. cash bonus) would be zero.

We established a goal of placing our CEO’s target total “direct compensation,” which we define as base salary plus target annual cash incentive (“bonus”) opportunity plus target annual equity grant opportunity, at approximately the 75th percentile of the Peer Group if the Company achieves or exceeds its annual and strategic performance goals. In setting the CEO’s 2006 compensation package to target this percentile in the Peer Group, approximately 90% of the CEO’s total target direct compensation was in the form of either annual cash incentive opportunities or annual equity grant opportunities. For the remaining members of executive management, including the NEOs, we set target annual cash incentive opportunities and target annual equity grant opportunities around the 75th percentile of the Survey for jobs of similar scope and complexity. However, in 2006, the actual annual cash incentives and equity grants earned by and awarded to the NEOs other than our CEO fell between the median and the 75th percentile.

Planned Changes to Compensation Peer Group

The Committee routinely reviews the appropriateness of our benchmarking approaches, including whether we should add additional or different comparative metrics or modify the makeup of the Peer Group to ensure that our executive compensation program is both competitive and appropriate. Beginning in the second half of 2006 and continuing into early 2007, the Committee has worked with the Hay Group to undertake a complete reevaluation of the Peer Group used for compensation benchmarking. As a result of this comprehensive review, the Compensation Committee has decided to reformulate the approach utilized in prior years to better reflect the increasingly complex nature of the Company’s business.

Office Depot is no longer solely a retail company. North American retail stores currently account for less than 50% of total Company revenue. Almost one-third of Office Depot’s business currently is located outside North America; almost one-third of the Company’s business is in the so-called “B to B” sector, consisting of direct sales to business customers via contract sales, catalogs and over the Internet; and the Company is placing increasing emphasis on developing its own privately branded, directly sourced products, thus establishing itself as a company that sells branded products.

In light of these considerations, for 2007 the Committee has selected a new peer group (the “2007 Peer Group”) that continues to include relevant retail companies but that also now includes other companies that have a more global business, a B to B business model and companies that have important brands.

The members of our 2007 Peer Group are:

•	Arrow Electronics, Inc.	•	Genuine Parts Co.	•	Sherwin-Williams Co.
•	AutoNation	•	Kohl’s Corp.	•	Staples Inc.
•	Avnet, Inc.	•	Limited Brands Inc.	•	Starbucks Corp.
•	Avon Products	•	Marriott Intl, Inc.	•	Tech Data Corp.
•	Best Buy Co. Inc.	•	Nike Inc.	•	TJX Companies Inc.
•	Circuit City Stores Inc.	•	OfficeMax Inc.	•	Xerox Corp.
•	Federated Dept Stores	•	Penney (JC) Co.	•	Yum Brands, Inc.
•	Gap Inc.	•	Rite Aid Corp.

Our Compensation Allocation Targets

Our compensation programs employ a highly leveraged pay strategy. In 2006, the CEO’s base salary comprised one-ninth of his target total direct compensation. Base salaries for the NEOs other than the CEO are targeted to comprise from approximately one-fourth to one-third of their target total direct compensation. Because our executive compensation programs are primarily focused on variable pay, we target an annual salary that is no more than approximately 30% of each executive officer’s total compensation package.

Annual Base Salary

We view a competitive annual base salary as an important component of compensation to attract and retain executive talent. Annual base salaries also serve as the foundation for the annual corporate bonus plan, which expresses bonus opportunity as a percentage of annual base salary (long-term equity incentive compensation, by contrast, is not directly linked to annual base salary). While annual base salary levels and potential increases are directly linked to individual performance, we view annual base salary as a primary component of compensation that will be paid even if we do not achieve our annual financial performance goals. However, we will consider our financial performance when evaluating proposed salary budgets and may increase, maintain or decrease salary or terminate executives if our financial performance warrants such action.

We use a formal job evaluation methodology to determine both the internal and external equity of our NEOs total compensation. Internal equity is considered in order to ensure that members of our executive management are compensated at an appropriate level relative to other members of our executive management, while external equity is a measure of how our compensation of executive management compares to compensation for comparable job content at other companies that are similar to our Company. The Hay Group reviews each of the executive positions using its proprietary method of job evaluation to assess the relative size of each position. In this process we consider the breadth of responsibilities, the complexity of the role, and the role’s impact on the success of the business. Once each job is valued independently, we compare the jobs to determine relative relationships and then relate this to pay opportunity levels. Our CEO did not receive a base salary increase in 2006. Instead, the CEO, and the members of the executive management, including the NEOs, received a 5% increase to their target bonus opportunity levels under our Bonus Plan.

Annual Cash Incentives (“Bonus Plan”)

We provide annual cash incentives (generally referred to as “bonuses”) for our CEO and the other members of our executive management, including the NEOs, that are based upon our ability to meet annual financial performance targets of return on invested capital (“ROIC”) and earnings before interest and taxes (“EBIT”). We believe these financial metrics directly relate to the executive management’s ability to influence economic value added (or “EVA”) performance, which drives long-term shareholder value creation. Company-wide, these financial metrics are used for both corporate and business unit incentive plan design and are focused on driving balanced growth in these two critical areas. In 2006, for the CEO and the other members of the executive management, 100% of the annual bonus was driven by total Company performance, as opposed to business unit performance, since we believe that their primary job is to direct the overall performance of the Company.

At the beginning of each fiscal year, we approve a Bonus Plan matrix that details the relationship between performance on the two financial metrics and payout as a percentage of the target performance level. The matrix establishes a threshold performance level, below which no bonus may be paid, and a target performance level for each metric based on the level of difficulty in achieving our operating business plan as well as the risks associated with such business plan. For 2006, we used targets of ROIC of 13.5% and EBIT of approximately $736,533,000 (excluding certain charges and credits). For 2006, Company performance exceeded both targets: ROIC was 15.6% and EBIT was approximately $822,400,000 (These are non-GAAP numbers and exclude certain charges and credits. For a reconciliation of these numbers see our website at www.officedepot.com).

For 2007, we are again using ROIC and EBIT as our performance metrics for our Bonus Plan. However, the 2007 targets will be higher than the targets used for 2006. We have established targets that we believe reflect goals based on our annual business plan, but also are targets that we believe most of our business units will be able to achieve. There is no pre-established “maximum” bonus for individual bonus awards, however, the incremental bonus pool shall not exceed 20% of any EBIT earned in excess of target EBIT, thus providing a percentage “cap” on bonus compensation.

Targets under the Bonus Plan are expressed as a percentage of annual base salary. Targets increase with job scope and complexity, thereby increasing variable pay opportunity for jobs that have a greater impact on our annual results. The 2006 target bonus for the CEO was 155% of his annual salary. For other members of our executive management, the target bonus was either 65% or 70% of their annual salary based on job scope and complexity.

The CEO may recommend to the Committee that it modify bonus payouts based upon individual performance by our executive management. In 2006, the CEO had discretion to recommend modifying bonus payouts up to plus or minus 10%, but capped for any one individual by the overall bonus pool. This design feature will change in 2007 to increase the amount of “flex” that is available (as discussed below in the section captioned “Actions in 2006 Concerning NEO Compensation”).

Long-Term Equity Incentives

We consider long-term equity incentive compensation to be critical to the alignment of executive compensation with shareholder value creation. Therefore, a market competitive long-term incentive component is an integral part of the overall executive compensation program. Our long-term equity incentive compensation awards are made pursuant to the Office Depot, Inc. Amended Long-Term Equity Incentive Plan (the “LTEIP”).

Our annual equity grants consist of a targeted dollar award value that is then translated into a combination of stock options and/or time-based restricted stock. The number of stock options is higher than the number of shares of restricted stock for the same dollar value because, unlike restricted stock which is a “full value” award, stock option value is based solely on the appreciation in the value of the underlying shares against the exercise price. Stock options are valued using the Black-Scholes option pricing model. However, regardless of the “mix” of stock options and restricted stock, the value by position is the same, based upon present value calculations of the value of options and restricted stock on the date of grant. Prior to the approval of an award by the Compensation Committee, an executive is permitted to select from the following alternative equity combinations:

•	100% in the form of stock options;

•	100% in the form of restricted stock;

•	75% in the form of stock options and 25% in the form of restricted stock;

•	75% in the form of restricted stock and 25% in the form of stock options; or

•	50% in the form of stock options and 50% in the form of restricted stock.

We believe that allowing choice regarding the form of long-term equity incentive awards distinguishes our equity award program from those offered by our competitors and facilitates retention of talent within the competitive retail industry. It also allows for executives to tailor their equity awards to individual needs in terms of financial planning for retirement and estate planning. We first instituted the policy of permitting our executive officers to select the form of their equity compensation award from a limited menu of choices in 2006.

The CEO and other members of executive management are eligible for a target award designed to deliver a desired economic value in dollars consistent with our compensation philosophy. Individual performance can modify target long-term equity incentive levels up to plus or minus 25%, however payouts are limited by the overall long-term equity incentive pool which is calculated using the current eligible participants and their target valuations.

As discussed further under “Discontinued Programs” below, in 2006, the Company changed the approach to providing long-term equity incentive compensation by targeting value-based awards for various officer levels (Vice Presidents and above). For 2006, the Committee established the following levels of economic value in the equity component of compensation:

CEO	$6,000,000
Presidents of Business Units	$1,400,000
Other Executive Committee Members	$800,000

The Black-Scholes option pricing model is used to determine the grant date number of stock options. The grant date fair market value is used to determine the number of shares of restricted stock. In each case, the number of stock options or shares of restricted stock is calculated to attain the targeted economic value described above.

Both stock options and restricted stock grants vest over time, generally with one-third vesting on each of the first, second, and third anniversaries of the date of the grant, providing the executive remains in our employment. The vesting schedule is intended to promote retention. If an executive leaves the Company for any reason other than death, disability or retirement before vesting, the unvested stock options or restricted stock award is forfeited. Stock options generally have a seven-year term.

The LTEIP provides that stock options may not be granted with exercise prices set at less than 100% of fair market value of the stock option. Our LTEIP currently defines “fair market value” as the average of the high and low share price on the grant date. Due to changes in accounting and disclosure rules, we plan to change this practice and to measure the fair market value of our stock option awards at the closing stock price on the date of grant. The grant date is the date on which the Compensation Committee actually meets and takes action to make the grants. We do not permit repricing of stock options. No back-dating of stock options is permitted under any circumstances.

Our Compensation Committee traditionally has approved annual option grants at its February meeting, and did so in 2006. Recently, our Compensation Committee adopted a policy that states that if the date of its regular February meeting precedes the release of our earnings press release, and concurrent filing of our Annual Report on Form 10-K for the prior fiscal year, then the Compensation Committee will hold a separate meeting not less than five nor more than thirty days following the date of such release and filing to ensure that stock options are not issued while we may be in possession of material non-public information.

During 2006 the Company undertook a review of its LTEIP which will expire in October 2007. The Board of Directors recently adopted a new equity incentive plan subject to the approval of our shareholders. The new plan is known as the Office Depot, Inc. 2007 Long-Term Incentive Plan. A description of that Plan can be found under “Item: 2 Approval of the Office Depot, Inc. 2007 Long-Term Incentive Plan” elsewhere in this Proxy Statement. A copy of the Plan has been attached to this Proxy Statement in Appendix A.

Benefits and Perquisites

We provide our executive management with core benefits that we believe are made available to most other executive officers in our Peer Group (e.g., coverage for medical, dental, vision care, prescription drugs, basic life insurance, long term disability coverage, car allowance) plus voluntary benefits that an executive may select (e.g., supplemental life insurance). Our overall benefits philosophy is to focus on the provision of core benefits, with executives able to use their cash compensation to obtain such other benefits as they individually determine to be appropriate for their situations. The CEO is contractually entitled to the use of Company-owned aircraft for personal travel, but such usage is strictly limited to not more than 100 hours of such personal air travel per year, pursuant to his Employment Agreement, described in greater detail below. In 2006, benefits and perquisites comprised no more than approximately 5% of total compensation of our NEOs. The CEO’s benefits and perquisites comprised less than 4% of his total compensation. Benefits and perquisites provided to the NEOs are summarized in the Summary Compensation Table and Nonqualified Deferred Compensation Table, including footnotes.

Deferred Compensation Plans

While our executives do not have any form of pension or defined benefit plan, they are allowed to voluntarily defer cash compensation as part of our nonqualified deferred compensation plan (“DCP”). This allows executives to be “made whole” for the limits applicable under the Internal Revenue Code to contributions to ERISA qualified deferred compensation deferral vehicles such as the Company’s 401(k) Plan. The maximum deferral into our DCP is 50% of base salary and 75% of annual bonus. We also provide a match for contributions to the DCP. The match currently is 50% of the first 6% of cash compensation deferred into the plan. In addition, executives may also participate in the Officer’s Deferred Compensation Plan allowing for a maximum deferral of 25% of base salary and 100% of annual bonus. This plan is incremental to the DCP, and it does not provide for a match on contributions.

Diversity Program

In 2005, we launched a program designed to increase diversity among our senior management. A Diversity Incentive Award of 6,000 shares for each member of our executive management (including the NEOs but not including the CEO) was approved on October 19, 2005. The award will vest if the executive management ranks achieve certain target levels of female and minority management employees by the end of the 2007 fiscal year.

Retention Plan

During a period of uncertainty in early 2005 while a search was underway for a new CEO (ultimately resulting in the hiring of Mr. Odland, our current CEO), we awarded special retention payments to several of our officers at that time, including members of executive management who were employed by us on February 17, 2005. The retention award was 140% of base salary in effect on the award date. Executive management received their awards partly in cash (paid in October 2005) and partly in shares of restricted stock with three year vesting: 17% in 2005, 66% in 2006 and 17% in 2007.

Discontinued Programs

Other programs shown in the Compensation Tables include an EPS Restricted Share Award and a TSR (“Total Shareholder Return”) performance share plan to meet specific business objectives that were awarded by the Committee in years prior to 2006. The overall philosophy of the Committee and Company has since changed to reflect a more simplified compensation plan, and one that is focused more on EVA rather than EPS or share price. The EPS restricted stock plan was keyed to that single metric. The TSR plan was a plan based upon share price, plus dividend return to shareholders among a peer group. The Committee has moved away from these metrics and focuses now on EVA in the form of EBIT and ROIC or return on net assets.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Code”) generally does not allow a tax deduction to public companies for compensation in excess of $1 million paid to the CEO or any of the other NEOs. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in section 162(m). We believe that it is generally in our interest to structure compensation to come within the deductibility limits set in section 162(m) whenever possible. However, we believe that we must maintain the flexibility to take actions which we deem to be in the best interests of the Company but which may not qualify for tax deductibility under section 162(m). In this regard, for fiscal 2006 the amount of base salary in excess of $1,000,000 for any NEO was not deductible for federal income tax purposes.

Impact of Regulatory Requirements on 2006 Compensation

In addition to Section 162(m), we considered other tax and accounting provisions in developing the pay programs for our NEOs, including the CEO. These include the special rules applicable to non-qualified deferred compensation arrangements under Code section 409A and the accounting treatment of various types of equity-based compensation under Statement of Financial Accounting Standard No. 123(R) as well as the overall income tax rules applicable to various forms of compensation. While we tried to compensate our executives in a manner that produced favorable tax and accounting treatment, its main objective was to develop fair and equitable compensation arrangements that appropriately incentivized, rewarded and retained executives.

Stock Ownership Guidelines

We believe that our executive management should maintain a meaningful equity interest in the Company through ownership of stock that they acquire either with their own funds, or by retaining restricted stock that has vested rather than disposing of such stock. Stock ownership helps executives to better understand the viewpoint of shareholders and incentivizes them to enhance shareholder value. To further those objectives, we established executive stock ownership guidelines to encourage and require such holdings by the CEO and other members of the executive management. Under these guidelines, the CEO is expected to hold Company stock equal to five times his base salary. Other members of the Company’s executive management (including the NEOs) are expected to hold Company stock equal to one and a half times their base salaries. Members of our executive management have five years to satisfy this stock ownership requirement. All of the members of the Company’s executive management have achieved the stock ownership goals applicable to them. We also have stock ownership guidelines for our Board of Directors, discussed below under the heading Director Compensation.

Employment Agreements; Termination Severance and Change of Control

We have entered into written agreements with certain of our executive officers that provide for the payment of additional and future compensation of such executive officer in the event of certain types of terminations and, in some cases, in the event of a change of control of our Company. For a detailed description of these agreements and the potential amounts that we may be obligated to pay in the event these agreements are triggered, see “Summary of Executive Agreements and Potential Payouts Upon Change of Control” below.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the management of the Company and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 30, 2006.

THE COMPENSATION COMMITTEE:

Lee A. Ault (Chair)
David W. Bernauer
Abelardo E. Bru
Marsha Johnson Evans
W. Scott Hedrick

SUMMARY COMPENSATION TABLE

The following table provides a summary of the annual and long-term compensation which we paid to (or deferred for, or that was attributable to/earned with respect to 2006) for our NEOs for services rendered during the 2006 fiscal year.

Summary Compensation Table for Fiscal Year 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension
							Value
						(4)	Earnings
				(3)		Non-Equity	and NQ	All Other
(1)			(2)	Stock	Option	Incentive	Deferred	Compen-
Named Officers	Year	Salary	Bonus	Awards	Awards	Plan Comp	Comp	sation	Total

PEO – Steve Odland	2006	$1,000,000	$0	$1,912,000	$6,220,532	$2,220,840	—	$395,709(5)	$11,749,081
PFO – Pat McKay	2006	$525,000	$0	$229,885	$867,925	$488,943	—	$98,260(6)	$2,210,013
Charles Brown	2006	$615,000	$0	$683,519	$589,543	$616,821	—	$41,227(7)	$2,546,110
Chuck Rubin	2006	$568,615	$0	$876,338	$650,388	$569,866	—	$48,370(8)	$2,713,577
Daisy Vanderlinde	2006	$416,000	$0	$171,665	$798,214	$387,429	—	$109,240(9)	$1,882,548

(1)	Column (a) reflects our NEO’s for 2006 which include our principal executive officer (PEO), the principal financial officer (PFO) and the three other most highly compensated executive officers.

(2)	Column (d) is used to record non-equity discretionary (non-incentive based) bonuses made to our NEO’s. We did not provide such bonuses in 2006, therefore nothing is reflected in this column. Cash bonuses paid under our Bonus Plan are disclosed in column (g).

(3)	The dollar amounts in column (e) and (f) reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 30, 2006 in accordance with Statement of Financial Accounting Standards (“FAS’) No. 123R, “Share-Based Payment” (“FAS 123R”) disregarding estimates of forfeitures related to service-based vesting conditions. See Note A of the consolidated financial statements in our Annual Report regarding assumptions underlying valuation of equity awards. These dollar amounts include amounts from awards granted in and prior to 2006.

(4)	The amounts in column (g) reflect the cash awards under the 2006 Bonus Plan, which is discussed in further detail in the CD&A under the heading “Annual Cash Incentives (“Bonus Plan”).”

(5)	All Other Compensation for Mr. Odland in 2006 included a Company matching contribution of $90,750 to Mr. Odland’s account under our non-qualified deferred compensation plan. See “CD&A — Non-Qualified Deferred Compensation Plan.” Also includes the following perquisites or personal benefits: the incremental cost of personal aircraft usage ($277,093) and costs associated with Mr. Odland’s participation in our executive health plan, including insurance premiums ($25,006). The cost to the Company for personal use of our aircraft is calculated using the incremental cost method, based on the direct operating costs to us, including: fuel costs, FBO handling and landing fees, maintenance costs, catering, travel fees and other miscellaneous direct costs. Fixed costs that do not change based on usage, such as fixed salaries and benefits of crew, purchase cost of aircraft and non-trip-related hangar expenses, are excluded. The amount shown for personal usage of Company aircraft differs from the calculation of taxable income to Mr. Odland using the IRS method, which produces a lower number.

(6)	All other compensation for Ms. McKay in 2006 included relocation expenses ($51,048) of which $669 represented reimbursement for associated taxes, the costs associated with Ms. McKay’s participation in our executive health plan, including insurance premiums ($25,006), a car allowance and the costs of an annual physical examination.

(7)	All Other Compensation for Mr. Brown for 2006 included a Company matching contribution to Mr. Brown’s account under our non-qualified deferred compensation plan, the costs associated with Mr. Brown’s participation in our executive health plan, including insurance premiums ($25,006), and a car allowance.

(8)	All Other Compensation for Mr. Rubin for 2006 included a Company matching contribution to Mr. Rubin’s account under our 401(k) plan, the costs associated with Mr. Rubin’s participation in our executive health plan, including insurance premiums ($25,006), a car allowance, financial planning costs and the costs of an annual physical examination.

(9)	All Other Compensation for Ms. Vanderlinde for 2006 included a Company matching contribution to Ms. Vanderlinde’s account under our 401(k) plan, relocation expenses ($61,942) of which $4,208 represented reimbursement for associated taxes, the costs associated with Ms. Vanderlinde’s participation in our executive health plan, including insurance premiums ($25,006), a car allowance and financial planning costs.

Grants of Plan-Based Awards in Fiscal Year 2006

(a)	(b)	(c-e)			(f-h)				(i)	(j)	(k)	(l)	(m)
										All Other	(5)	Closing
										Option Awards:	Exercise	Market
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other	Number	or Base	Price	(6)
		(1)	(2)	(3)		(4) (7)			Stock Awards:	of Securities	Price	on the	Grant
		Threshold	Target	Maximum		Target		Maximum	Number of	Underlying	of Option	Date of	Date Fair
Named Officers	Grant Date	($)	($)	($)	Threshold(#)	(#)		(#)	Shares/Units	Options	Awards	the Grant	Value

PEO — Steve Odland	2/14/2006	$620,000	$1,550,000	—	—	535,236	(O)	—	—	—	$33.065	$33.370	$5,999,674
PFO — Pat McKay	2/14/2006	$136,500	$341,250	—	—	71,365	(O)	—	—	—	$33.065	$33.370	$799,959
Charles Brown	2/14/2006	$172,200	$430,500	—	—	10,585	(R)	—	—	—			$349,993
						93,666	(O)				$33.065	$33.370	$1,049,940
Chuck Rubin	2/14/2006	$159,212	$398,031	—	—	21,170	(R)	—					$699,986
						62,444	(O)	—	—	—	$33.065	$33.370	$699,960
Daisy Vanderlinde	2/14/2006	$108,160	$270,400	—	—	71,365	(O)	—	—	—	$33.065	$33.370	$799,959

(1)	The amounts shown in column (c) reflect the minimum payments each NEO could expect to receive if the Company reached at least its threshold performance goal in 2006 under our Annual Corporate Bonus Plan. Threshold payouts were set at 40% of the target award payable upon achieving 80% of target performance for each NEO for 2006. See “CD&A — Annual Cash Incentives (“Bonus Plan”)” for additional details on our Bonus Plan. Performance below the Plan threshold level, which required that the Company achieve at least 80% of its ROIC target of 13.50% and at least 80% of its EBIT target of $736,533,000, would have resulted in no bonus being paid, in which event our NEOs would have received zero bonus.

(2)	The amounts shown in column (d) reflect the target payments each NEO could expect to receive if the Company reached its target performance goals in 2006 under our Annual Corporate Bonus Plan. Each NEO’s target annual bonus is expressed as a percentage of such officer’s annual base salary. For 2006, the CEO’s target bonus percentage was 155% of annual base salary. For 2006, the target bonus percentage was 70% for Messrs. Brown and Rubin and 65% for Ms. McKay and Ms. Vanderlinde. See “CD&A — Annual Cash Incentives (“Bonus Plan”)” for additional details on our Bonus Plan.

(3)	Under our Bonus Plan, there is no maximum payout if the Company exceeds its target performance goals, however the aggregate amount of annual bonuses paid will not exceed 20% of incremental EBIT (earnings before interest and taxes).

(4)	Represents awards of restricted stock and stock options under the Company’s LTEIP. As discussed in “CD&A — Long-Term Equity Incentives,” annual awards are calculated by a dollar value that is then translated into stock options, restricted stock or a combination of the two at the election of the awardee. Stock option and restricted stock awards granted in 2006 vest and become exercisable ratably over the three-year period following the grant date.

(5)	Under our LTEIP, grants of stock options must have an exercise price equal to or greater than their “fair market value” on the grant date. Our LTEIP currently defines “fair market value” as the average of the high and low share price on the New York Stock Exchange on the grant date.

(6)	Computed in accordance with FAS 123R. See Note A of the consolidated financial statements in our Annual Report regarding assumptions underlying valuation of equity awards.

(7)	The (O) reflected next to the target amounts in column (g) above is used to designate options and the (R) reflected next to those target amounts is used to designate restricted stock. See “CD&A — Long-Term Equity Incentives” for discussion of the choice of options, restricted stock or a combination thereof that may be made by our NEOs.

Outstanding Equity Awards at 2006 Fiscal Year-End

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)
									Equity	Equity
									Incentive	Incentive
			Equity						Plan	Plan Awards:
			Incentive Plan					(3)	Awards:	Market or
		(1)	Awards:					Market	Number of	Payout Value of
	Number of	Number of	Number of			(2)		Value of	Unearned	Unearned Shares,
	Securities	Securities	Securities			Number of		Shares or	Shares, Units	Units or
	Underlying	Underlying	Underlying	Option		Shares or		Units of	or Other	Other Rights
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units That		Stock That	Rights That	That Have
	Options (#)	Options (#)	Unearned	Price	Expiration	Have Not		Have Not	Have Not	Not Vested
Named Officers	Exercisable	Unexercisable	Options(#)	($)	Date	Vested		Vested($)	Vested(#)	($)

PEO — Steve Odland	333,333	666,667		$19.1200	3/11/15
	333,333	666,667		$22.9440	3/11/15
						200,000		$7,634,000
		535,236		$33.0650	2/14/13

PFO — Pat McKay	5,000	2,500		$16.4100	5/14/14
	3,750 (8)			$16.4100	5/14/11
	1,400	2,800		$18.0850	2/11/12
						1,400		$53,438
	56,666	113,334		$31.0600	9/12/12
						12,667		$483,499
		71,365		$33.0650	2/14/13
									6,000 (4)	$229,020
						5,625	(5)	$214,706

Charles Brown	60,000			$21.1875	5/18/08
	37,500			$16.3750	8/4/09
	16,667			$9.2000	2/12/11
	50,000			$13.7900	10/8/11
	40,000			$16.0650	2/4/12
	18,750			$16.0650	2/4/09
	40,000			$11.4850	2/14/13
	18,750 (8)			$11.4850	2/14/10
	26,666	13,334		$17.5450	2/18/14
	18,750			$17.5450	2/18/11
						4,318	(6)	$164,818
	16,666	33,334		$18.0850	2/11/12
						12,500	(7)	$477,125
	8,333	16,667		$28.2450	7/26/12
						1,334		$50,919
						6,250	(7)	$238,563
						10,585		$404,029
		93,666		$33.0650	2/14/13
									6,000 (4)	$229,020
						22,500	(5)	$858,825

Chuck Rubin	53,333	106,667		$17.7200	3/1/14
	37,500 (8)			$17.7200	3/1/11
						20,000		$763,400
						3,893	(6)	$148,596
	16,666	33,334		$18.0850	2/11/12
						12,500	(7)	$477,125
						21,170		$808,059
		62,444		$33.0650	2/14/13
									6,000 (4)	$229,020
						18,000	(5)	$687,060

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
								Equity	Equity
								Incentive	Incentive
			Equity					Plan	Plan Awards:
			Incentive Plan				(3)	Awards:	Market or
		(1)	Awards:				Market	Number of	Payout Value of
	Number of	Number of	Number of			(2)	Value of	Unearned	Unearned Shares,
	Securities	Securities	Securities			Number of	Shares or	Shares, Units	Units or
	Underlying	Underlying	Underlying	Option		Shares or	Units of	or Other	Other Rights
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units That	Stock That	Rights That	That Have
	Options (#)	Options (#)	Unearned	Price	Expiration	Have Not	Have Not	Have Not	Not Vested
Named Officers	Exercisable	Unexercisable	Options(#)	($)	Date	Vested	Vested($)	Vested(#)	($)

Daisy Vanderlinde	56,666	113,334		$27.1050	10/31/12
						12,667	$483,499
		71,365		$33.0650	2/14/13
								6,000 (4)	$229,020

(1)	Except as otherwise disclosed in this table, stock options vest and become exercisable in three equal installments each year beginning on the first anniversary of the grant date.

(2)	Except as otherwise disclosed in this table, restricted stock awards vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)	Market value of unvested restricted stock awards computed by multiplying the number of shares by $38.17, the closing price of our common stock on the New York Stock Exchange on December 30, 2006.

(4)	Amounts represent number of shares of common stock that will be received by each named executive officer if the Company meets and maintains its strategic objectives related to racial, ethnic and gender diversity among its executive management by the end of 2007. See “CD&A — Diversity Program” for more details.

(5)	Represents performance shares granted under the 2004 Total Share Return Performance Share Program. Awards vest only if the Company achieves a total shareholder return that is greater than 25% of our peer group between the period January 1, 2004 through and including December 30, 2006. As of the end of the performance period, our total sharehoulder return exceeded the 75th percentile of the peer group. Awards could vary from zero to as much as 150% of the base share award allocated to a plan participant based upon the percentile of total shareholder return attainment when measured against our peer group. While this award is listed as unvested in the table above as of the 2006 fiscal year end, our Compensation Committee certified in February 2007 that the performance condition in this award has been met and certified the vesting of the maximum award as of the date of such meeting.

(6)	Represents the unvested portion of a retention award granted in 2005. These shares will vest on October 3, 2007.

(7)	Represents the unvested portion of a performance award granted in 2005 under the 2005 EPS Performance Contingent Restricted Stock Program. Remaining shares vest if the Company achieves, in any fiscal year during the three-year period following the date of the award, earnings per share of $1.53. While this award is listed as unvested in the table above as of the 2006 fiscal year end, our Compensation Committee certified in February 2007 that the performance condition in this award had been met and certified the vesting of the remaining portion of this award as of the date of such meeting.

(8)	Represents performance options granted under the 2002, 2003, and 2004 Performance Options Programs. Options become exercisable in their entirety on the fifth anniversary of the date of grant. The vesting period may be accelerated if certain stock price performance is achieved prior to the fifth anniversary. Upon a 25% increase in stock price from the date of grant, 50% of options vest. Upon a 50% increase in stock price from the date of grant, the remaining 50% of options vest. The accelerated vesting occurs when the average closing price over a 20 day period equals the established stock price hurdle. Options pursuant to all programs vested prior to or during 2006.

Option Exercises and Stock Vested in Fiscal Year 2006

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
			Number
	(7)	(7)	of Shares	(6)
	Number of	Value Realized	Acquired on	Value Realized
	Shares Acquired	on Exercise	Vesting	on Vesting
Named Officers	on Exercise (#)	($)	(#)	($)

PEO-Steve Odland	—	—	100,000(1)	$3,598,000
PFO-Pat McKay	—	—	7,033(2)	$269,971
Charles Brown	—	—	36,180(3)	$1,327,614
Chuck Rubin	—	—	27,614(4)	$1,026,494
Daisy Vanderlinde	—	—	6,333(5)	$266,556

(1)	Represents vesting of restricted stock award granted in 2005 upon his hiring date.

(2)	Represents vesting of restricted stock award granted in 2005 upon her hiring date as well as vesting of restricted stock awarded in 2005 under our LTEIP while serving as a Director prior to joining the Company as PFO.

(3)	Represents vesting of restricted stock granted under our 2005 EPS Performance Share Award Program, restricted stock granted under our 2005 Retention Award Program, and additional shares granted in 2005 upon promotion to President.

(4)	Represents vesting of restricted stock granted under our 2005 EPS Performance Share Award Program as well as vesting of restricted stock granted under our 2005 Retention Award Program.

(5)	Represents vesting of restricted stock granted in 2005 upon her hiring.

(6)	Value of restricted stock calculated by multiplying the number of shares by the fair market value of our common stock on the New York Stock Exchange on the vesting date.

(7)	None of our NEO’s exercised any options in 2006 and therefore, columns (b) and (c) are left blank.

Nonqualified Deferred Compensation

In addition to offering a traditional qualified defined contribution retirement savings, or “401(k)” plan, we also sponsor non-qualified deferred compensation plans for the benefit of our executive officers, including our NEO’s. For a detailed description of the “Office Depot, Inc. Non-Qualified Deferred Compensation Plan” and the “Officer Deferred Compensation Plan,” see “Compensation Discussion and Analysis — Benefits and Perquisites.”

The following table reflects information related to our non-qualified deferred compensation plans. Information regarding our qualified plans such as “401(k)” plans is not included.

(a)	(b)	(c)	(d)	(e)	(f)
	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions	Earnings in	Withdrawals/	Balance at
	Last FY	in Last FY	Last FY	Distributions	Last FYE
Named Officers	($)	($)	($)	($)	($)

PEO-Steve Odland	$181,501	$90,750	$25,468	$0	$316,266
PFO-Pat McKay	$0	$0	$2,281	$0	$60,219
Charles Brown	$699,985	$621	$390,537	$0	$3,960,826
Chuck Rubin	$0	$0	$0	$0	$0
Daisy Vanderlinde	$0	$0	$0	$0	$0

Director Compensation

During its February 2006 meeting, the Compensation Committee set the compensation of outside directors at an annual targeted economic value of $250,000 (with not more than $75,000 to be in the form of cash, at the Directors’ election). The remainder will be in the form of stock options and/or restricted stock, the combinations of which the directors will choose based upon the same five choices offered to the NEOs. The purpose of this allocation of compensation is to more closely align the compensation of the Directors with the interests of long-term shareholders of the Company.

The Audit Committee Chair receives additional compensation of $25,000 annually for serving in that role, with other Committee Chairs each receiving $15,000 annually for serving as chairs of their respective committees. The Compensation Committee made these changes to director compensation after reviewing the board compensation levels of the 16-member peer group (described above under “Benchmarking of Compensation”) and other data provided by the Compensation Committee’s compensation consultant, the Hay Group. The Compensation Committee also agreed to hold director compensation constant through 2007.

Prior to February 2007, our Directors had stock ownership guidelines, originally expressed as three times their annual retainer. In 2007, the Compensation Committee changed the stock ownership guidelines for our Directors to require that all Directors own an amount of the Company’s stock equal in market value to $250,000. The new ownership guidelines are equal to our Directors’ current annual compensation. As of February 2007, all of our Directors have attained the stock ownership goals applicable to them except for Ms. Mason and Ms. Evans, who joined the Company in September 2006.

Director Legacy Program

A predecessor company, Viking Office Products, Inc., established a director legacy program in 1996. Under this program, any member of the Viking Board of Directors was permitted to nominate one or more charitable organizations to receive a future charitable contribution from Viking. A portion of the gift is made at the time of the Director’s retirement and the remainder was to be paid at the time of the Director’s death. In order to fund these charitable gift payments, Viking took out a life insurance policy on each Director’s life. In 1998, the Company acquired Viking, and now the Company is the owner and beneficiary of the policies. Director participants and their estates have no legal right to the policy or its proceeds. The Company uses the proceeds of the life insurance policies to fund the charitable gifts designated by the director participant. All of the premiums of the life insurance policies have been paid in full and no further premiums are required. There are no additional costs related to this program. Messrs. Ault and Austrian are currently the only two participants in this program as they are the only members of the current Board of Directors who were members of the Board of Directors of Viking.

Director Compensation Table for Fiscal Year 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)
					Change in Pension
					Value and NQ	(4)
		(2)(3)(10)	(2)(3)(11)	Non-Equity	Deferred	All Other
(1)	Fees Earned or	Stock	Option	Incentive Plan	Compensation	Compen-		(9)
Directors	Paid in Cash	Awards	Awards	Compensation	Earnings	sation		Total

Lee Ault	$90,000	$34,591	$78,454	—	—	$0		$203,045
Neil Austrian	$90,000	$352,317	$70,012	—	—	$10,803		$523,132
David Bernauer	$75,000	$33,172	$80,609	—	—	$5,334		$194,115
Abelardo Bru	$75,000	$33,172	$80,609	—	—	$2,157		$190,938
David Fuente	$86,250	$34,591	$78,454	—	—	$104,219	(5)	$303,514
Brenda Gaines	$93,750	$34,591	$78,454	—	—	$0		$206,795
Myra Hart	$75,000	$33,172	$80,609	—	—	$11,085		$199,866
Scott Hedrick	$75,000	$34,591	$78,454	—	—	$21,447		$209,492
James Heskett(6)	$22,500	$48,305	$210,426	—	—	$5,543		$286,774
Michael Myers	$81,250	$34,591	$78,454	—	—	$2,270		$196,565
Kathleen Mason(7)	$18,750	$4,863	$0	—	—	$0		$23,613
Marsha Evans(8)	$18,750	$4,860	$0	—	—	$0		$23,610

(1)	Steve Odland, the Company’s Chair and CEO, is not included in this table as he is an employee of the Company and receives no extra compensation for his services as a Director. The compensation received by Mr. Odland as an employee of the Company is shown in the Summary Compensation Table for Fiscal Year 2006.

(2)	The dollar amounts in column (c) and (d) reflect the amounts recognized for financial statement reporting purposes for the fiscal year ended December 30, 2006 in accordance with Statement of Financial Accounting Standards (“FAS’) No. 123R, “Share-Based Payment” (“FAS 123R”) disregarding estimates of forfeitures related to service-based vesting conditions. See Note A of the consolidated financial statements in our Annual Report regarding assumptions underlying valuation of equity awards. These dollar amounts include amounts from awards granted in and prior to 2006.

(3)	As noted in footnote (2) above, columns (c) and (d) reflect the dollar amounts recognized for financial statement reporting purposes. The following table in this footnote represents the grant date fair value of awards of restricted stock and stock options granted to our Director’s under the Company’s LTEIP in 2006. Annual awards are calculated by a dollar value that is then translated into stock options, restricted stock or a combination of the two at the election of the Director. All Directors, with the exception of Kathleen Mason and Marsha Evans, elected to receive stock options in 2006. The exercise price for all option awards granted was $33.065. Restricted stock awards to Kathleen Mason and Marsha Evans granted in 2006 vested immediately. The per share price of the restricted stock awarded to Ms. Mason was $39.695 on the grant date and the per share price of the restricted stock awarded to Ms. Evans was $39.245 on the grant date.

Equity Compensation Paid to Directors for Fiscal Year 2006
(a)	(b)	(c)	(d)	(e)	(f)	(g)
			Grant Date Fair		Grant Date Fair	Total Value of
			Value of Option		Value of Stock	Equity Awards for
Directors	Grant Date	Option Awards	Awards	Stock Awards	Awards	2006

Lee Ault	2/14/06	15,611	$175,000	0	$0	$175,000

Neil Austrian	2/14/06	15,611	$175,000	0	$0	$175,000

David Bernauer	2/14/06	15,611	$175,000	0	$0	$175,000

Abelardo Bru	2/14/06	15,611	$175,000	0	$0	$175,000

David Fuente	2/14/06	15,611	$175,000	0	$0	$175,000

Brenda Gaines	2/14/06	15,611	$175,000	0	$0	$175,000

Myra Hart	2/14/06	15,611	$175,000	0	$0	$175,000

Scott Hedrick	2/14/06	15,611	$175,000	0	$0	$175,000

James Heskett	2/14/06	15,611	$175,000	0	$0	$175,000

Michael Myers	2/14/06	15,611	$175,000	0	$0	$175,000

Kathleen Mason	9/15/06	0	$0	1,470	$58,352	$58,352

Marsha Evans	9/14/06	0	$0	1,486	$58,318	$58,318

(4)	Amounts included reflect the incremental cost to the Company of providing Company aircraft to the directors for their personal use. See footnote 3 to the Summary Compensation Table above for details on how we calculate such incremental cost.

(5)	Also includes, for Mr. Fuente, life insurance premium payments ($63,000) and the costs of participating in our Executive Medical Plan, including insurance premiums ($26,234). Mr. Fuente is entitled to these benefits pursuant to the residual terms of the employment agreement that we had with Mr. Fuente when he was the Chief Executive Officer of Office Depot. Mr. Fuente served as CEO of Office Depot from 1987 to 2000.

(6)	Mr. Heskett retired in May 2006.

(7)	Ms. Mason was appointed in September 2006. New hire equity grant prorated for mid-year appointment.

(8)	Ms. Evans was appointed in September 2006. New hire equity grant prorated for mid-year appointment.

(9)	Total as shown reflects total of columns (b), (c), (d) and (g). This is different than total compensation actually paid to our Directors in 2006. See footnotes 2 and 3 above. Our Directors receive annual compensation consisting of (a) cash (up to $75,000), (b) restricted stock (based upon value of stock on date of grants) and/or (c) stock options (calculated on date of grant using Black Scholes pricing model) having a total value of $250,000. Our Audit Committee Chair receives an additional $25,000, and our other Committee Chairs each receive an additional $15,000. No more than $75,000 of total compensation may be taken in the form of cash, at the Director’s election. The remainder of total compensation is in the form of options and restricted stock, the mix of which is also at the Director’s election.

(10)	As of December 30, 2006, the following directors held the following number of shares of common stock received as stock awards from the Company: Lee Ault 1,400, Neil Austrian 65,531, David Bernauer 1,400, Albelardo Bru 1,400, David Fuente 1,400, Brenda Gaines 1,400, Myra Hart 1,400, Scott Hedrick 1,400, Michael Myers 1,400, Kathleen Mason 1,470, Marsha Evans 1,486.

(11)	As of December 30, 2006, the following directors held options to purchase the following number of shares of our common stock: Lee Ault 83,561, Neil Austrian 79,361, David Bernauer 31,061, Albelardo Bru 31,061, David Fuente 626,896, Brenda Gaines 53,561, Myra Hart 31,061, Scott Hedrick 106,061, Michael Myers 106,061, Kathleen Mason 0, Marsha Evans 0.

SUMMARY OF EXECUTIVE AGREEMENTS AND POTENTIAL PAYMENTS UPON
TERMINATION OR CHANGE OF CONTROL

We have entered into employment agreements and change of control agreements with certain of our NEOs. Material items addressed in these agreements include the term of the arrangement (including renewal provisions), the elements of the executive’s compensation, the amounts and benefits payable on various termination events (including a change of control of the Company), and restrictions relating to non-competition, non-solicitation and confidentiality of information imposed on the executive management.

The Employment Agreement with our CEO and the change of control Employment Agreements with certain of the other NEOs discussed below provide for enhanced payments and benefits in the event of a change of control (as defined in these agreements). The basic rationale for such change of control protections is to diminish the potential distraction due to personal uncertainties and risks that inevitably arise when a change of control is threatened or pending. Thus, the Committee and the Board of Directors determined to provide these executives with what they determined to be competitive change of control compensation and benefits.

The termination benefits payable in connection with a change of control require a “double trigger” — which means that after a change of control (the first “trigger”) a covered executive’s employment is either involuntarily terminated without “cause” or the executive resigns for “good reason” (as both terms are defined in the relevant agreement), either of which would constitute the second “trigger.” A double trigger was selected to increase the likelihood that an executive would remain with the Company after a change of control.

In mid-2005, our Compensation Committee adopted a policy to cease entering into employment agreements with our officers. Prior to this decision, our policy had been to enter into written employment agreements with each of our officers, vice presidents and above. Since the Committee’s action in mid-2005, newly hired or promoted officers, including NEOs, have not entered into employment agreements with our Company. As a result, the following members of our executive management do not have formal employment agreements with the Company: Patricia McKay, our CFO, and Daisy Vanderlinde, our EVP-Human Resources. Each of them has the benefit of certain terms set out in their employment offer letters, discussed in more detail below.

Employment Agreement with Steve Odland, our Chief Executive Officer

We are party to an Employment Agreement dated March 11, 2005 with our Chief Executive Officer, Steve Odland. By its terms, the Employment Agreement expires on March 11, 2008 (the third anniversary of the effective date of the agreement). Starting with the third anniversary (and on each subsequent anniversary) of the Employment Agreement, the term of the agreement with Mr. Odland automatically extends for an additional one-year period unless either Mr. Odland or the Company gives at least 90 days written notice that the term is not to be extended.

Compensation, Benefits and Perquisites

Mr. Odland is entitled to the following compensation arrangement:

•	Mr. Odland will receive a base salary at the annual rate of $1,000,000 (subject to increase, but not decrease, as determined annually by the Compensation Committee)

•	Mr. Odland is eligible to receive an annual bonus ranging from a minimum of 40% of target bonus (or 62% of his base salary) with a “target” level of 155% (formerly 150%) of his base salary. The bonus amount received by Mr. Odland will be based on our achievement of annual performance targets established by the Committee. Under the revised annual incentive plan adopted by the Committee, discussed in the CD&A above, there is no limit on the maximum amount of bonus that Mr. Odland or any other executive may receive, subject to the limitations on the overall bonus pool, as long as our performance warrants such bonus payments.

•	Mr. Odland is eligible to participate in all long-term equity incentive plans and programs that cover our senior executives, as well as in the welfare benefit plans and arrangements generally made available to our other senior executives.

•	Mr. Odland is entitled to participate in our benefit and “perquisite” programs in effect from time to time for our senior executives, including (1) a $25,000 annual car allowance and (2) personal use of our corporate aircraft, but such usage is limited to a maximum of 100 hours of personal usage annually.

Notwithstanding the terms of the Employment Agreement, Mr. Odland elected not to receive a car allowance for 2006, and also elected not to receive reimbursement for tax preparation services to which he otherwise was entitled under the agreement.

Termination

Mr. Odland’s employment may be terminated by the Company or Mr. Odland at any time, subject to the terms and condition of his Employment Agreement. The respective rights and obligations of Mr. Odland and the Company depend upon the party that initiates the termination and the reasons for the termination.

In the event of a termination of Mr. Odland’s employment for “cause” or his resignation without “good reason” (as such terms are defined in his Employment Agreement) he receives his accrued compensation and benefits, but no pro rata bonus payment.

In the event of a termination resulting from death or disability, Mr. Odland receives:

•	accrued compensation and benefits;

•	a pro rata portion of his target bonus;

•	continuation of medical reimbursement coverage for himself and any eligible dependents for two years;

•	full and immediate vesting of all time-vested restricted stock, stock options and all other time-vested long-term equity or other incentive awards, opportunity to vest in performance restricted stock if the performance goals are achieved during the vesting period; and

•	the lesser of 24 months or the remaining option term to exercise stock options.

In the event of termination of Mr. Odland’s employment without cause or his resignation for good reason, he receives the same basic compensation and benefits as applicable upon death or disability with the exception of a bonus based on actual results in lieu of a target bonus, plus a lump sum cash severance payment equal to two times the sum of his base salary and bonus on a full year basis.

Change of Control

In the event of termination of Mr. Odland’s employment without cause or Mr. Odland’s resignation for good reason, but upon or after a change of control, he receives:

•	accrued compensation and benefits;

•	continuation of medical reimbursement coverage for himself and any eligible dependents for three years;

•	a pro rata portion of the greater of his target bonus and the highest annual bonus that he earned in any of the preceding three completed fiscal years (“highest annual bonus”);

•	a lump sum cash severance payment equal to 2.99 times the sum of (a) his base salary and (b) the greater of his target bonus and his highest annual bonus; and

•	the lesser of 24 months or the remaining option term to exercise stock options.

Upon a change of control, any unvested stock option, restricted stock and other long-term equity and other long-term incentive awards then held by Mr. Odland become fully (100%) vested.

If any payments would constitute an excess payment under Internal Revenue Code section 280G and be subject to the excise tax imposed by Internal Revenue Code section 4999 on such excess payments, Mr. Odland is entitled to a tax “gross-up” payment of such amount that would leave Mr. Odland in the same tax position as if no such excise tax (including related penalties or interest) was applicable.

Restrictive Covenants

In the Employment Agreement, Mr. Odland has agreed to various restrictive covenants that limit certain post-employment activity. These include a two-year non-competition agreement that bars employment or engaging in any business for any competitor, including office products retailers (other than a business selling office products and supplies as a minor portion of its business). Other restrictions include non-solicitation and non-interference provisions relating to our employees or employees of any subsidiary, as well as non-solicitation provisions relating to customers, suppliers and other business relations. In addition, non-disclosure provisions protect our confidential information and work product. Among other remedies, the Company is entitled to cease making payments under Mr. Odland’s Employment Agreement in the event he violates his post-employment covenants.

2007 Equity Award Agreement

In addition to the Company’s annual equity awards made to the other NEOs, on February 28, 2007, our Compensation Committee recommended, and the full Board of Directors ratified, a special equity grant to Mr. Odland, consisting of two five-year “cliff vesting” grants of stock options as follows:

A) An option to acquire 422,098 shares of our common stock at an option exercise price of $33.605, vesting 100% five years (the “Vesting Period”) from the grant date on February 28, 2012 (herein referred to as the “Vesting Date”); provided that Mr. Odland is still employed by the Company on the Vesting Date.

B) An option to acquire 422,097 shares of the Company’s common stock at an option exercise price of $33.605, vesting 100% on the Vesting Date if the average closing price of a share of common stock of the Company shall equal or exceed 150% of the option exercise price (or $50.407 per share) for a period of at least ninety (90) consecutive calendar days on the NYSE during the Vesting Period, and provided that Mr. Odland is still employed by the Company on such Vesting Date. If the performance goals described herein are not achieved during the Vesting Period, the option shall be forfeited without consideration.

A more complete description of Mr. Odland’s 2007 special equity grant, and a copy of the Award Agreement, are available in the Company’s Current Report filed on Form 8-K with the SEC on March 5, 2007.

Agreements with Patricia McKay, our Chief Financial Officer

No formal employment or change of control employment agreements are in effect with our Chief Financial Officer Patricia McKay, pursuant to the policy referred to previously, adopted in mid-2005, under which we no longer enter into employment agreements with officers. However, we are a party to an employment offer letter agreement with Ms. McKay, dated August 25, 2005, which provides for:

•	payment to her of a base salary of $525,000 per annum;

•	the right to participate in our bonus plans and equity plans for senior executive officers;

•	a starting bonus; and

•	certain benefits and perquisites.

Ms. McKay’s employment is terminable at will by either Ms. McKay or the Company. Except for cause, or as specified in the letter agreement, if Ms. McKay’s employment is involuntarily terminated by us, then she will be entitled to:

•	receive continued base salary for 18 months following termination;

•	receive reimbursement of COBRA premiums in excess of applicable active employee co-premiums for 18 months following termination;

•	receive a sum equal to 1.5 times her annual bonus at target, payable over an 18-month period (provided that she has not violated her non-compete agreement with us and in lieu of any other bonus with respect to the year in which termination occurs);

•	have a period of 18 months from date of termination in which to exercise any vested stock options.

Ms. McKay’s severance entitlements are conditional upon her execution of a release of claims against Office Depot and its affiliates, and her compliance with a Non-Compete Agreement entered into by Ms. McKay and us simultaneously with her execution of the employment letter agreement with us.

Agreements with Carl Rubin, our President, North American Retail Division

We are a party to both an Executive Employment Agreement and a change of control Employment Agreement, each dated March 1, 2004, with Carl “Chuck” Rubin, who was Executive Vice President Merchandising when the Executive Employment Agreement was initially entered into and who was subsequently named President, North American Retail in early 2006. The Executive Employment Agreement has been amended twice, once on June 15, 2004 and a second amendment on January 23, 2006, in connection with Mr. Rubin’s promotion to his current position of President, North American Retail.

Executive Employment Agreement with Mr. Rubin

The term of the Executive Employment Agreement runs for 18 months, which period is extended for successive one-year periods unless either Mr. Rubin or we give at least 6 months prior written notice that the term is not to be extended.

Compensation, Benefits and Perquisites

Under the Executive Employment Agreement, Mr. Rubin is entitled to the following compensation arrangements:

•	Mr. Rubin’s base salary was set at $575,000 per annum subject to annual review and upward adjustment by the Committee (the agreement sets his salary at $450,000 but this amount was subsequently increased to $575,000 pursuant to the Second Amendment to the agreement).

•	Mr. Rubin is eligible to receive an annual bonus through participation in our Management Incentive Plan or other bonus plans offered to him.

•	Mr. Rubin is entitled to all benefits (including medical, prescription, dental, disability and other insurance benefits) maintained from time to time for our officers then at his level.

Termination

Mr. Rubin’s employment may be terminated by us or by Mr. Rubin at any time, subject to the terms and conditions of his Executive Employment Agreement. The respective rights and obligations of Mr. Rubin and the Company depend upon the party that initiates the termination and the reason for the termination.

In the event of Mr. Rubin’s termination by us for “cause” or his resignation without “good reason,” he receives his accrued compensation and benefits, but no pro rata bonus payment.

In the event of a termination resulting from death or disability, Mr. Rubin receives:

•	his accrued compensation and benefits;

•	a pro rata portion of his target annual bonus; and

•	if and to the extent vested, a pro rata portion of his target incentive under any long-term incentive or performance plan for the period through his date of termination.

In the event of termination by us without cause or the resignation of Mr. Rubin for good reason, he is entitled to receive his accrued compensation and benefits as well as the following additional compensation and benefits for a period of 18 months:

•	his base salary and pro rata target bonus (as long as he has not breached the post-employment covenants described below);

•	the various insurance benefits provided during his employment; and

•	the target annual bonus he would have received had he remained employed for 18 months following his termination.

Restrictive Covenants

Mr. Rubin’s Executive Employment Agreement subjects him to various restrictive covenants that can limit his post-employment activity. These include an 18-month non-competition period that bars employment or engaging in any business for any competitor. Other restrictions include non-solicitation and non-interference provisions substantively similar to those we have with Mr. Odland.

Change of Control Employment Agreement with Mr. Rubin

The Change of Control Agreement takes effect to govern the terms and conditions of Mr. Rubin’s employment for a period of one year starting with the date of a change of control (as defined in the Agreement). If we terminate Mr. Rubin’s employment other than for cause, death or disability or if Mr. Rubin resigns for good reason (as such terms are defined in the Agreement) following a change of control, Mr. Rubin would be entitled to, among other things, a lump sum payment (within 30 days after his termination date) equal to the aggregate of: (1) certain accrued compensation and obligations; and (2) an amount equal to two times the sum of his annual base salary and highest annual bonus (as defined).

Mr. Rubin is entitled to a tax “gross-up” if any payments would constitute an excess payment under IRC section 4999. However, if Mr. Rubin would not receive a net after-tax benefit of at least $50,000 (taking into account both income taxes and any excise tax payable on excess payments) as compared to eliminating the gross-up and having a reduction of the change of control payments to the largest amount that would not result in any parachute excise tax, then no gross-up payment would be made and Mr. Rubin’s change of control payments would be so reduced.

Agreements with Charles E. Brown, our President, International Division

We entered into an Executive Employment Agreement dated October 8, 2001, amended as of July 26, 2005, with Charles E. Brown, President, International. In addition, the Company entered into a Change of Control Employment Agreement dated May 28, 1998, with Mr. Brown.

The term of the Executive Employment Agreement runs for two years commencing as of July 26, 2005. The term of the agreement is extended for successive one-year periods unless either Mr. Brown or we give at least 6 months prior written notice that the term is not to be extended.

Under the Executive Employment Agreement, Mr. Brown is entitled to the following compensation arrangements:

•	Mr. Brown will receive a base salary set at $615,000 per annum subject to annual review and upward adjustment by the Committee.

•	Mr. Brown is eligible to receive an annual bonus through participation in our Management Incentive Plan or other bonus plans offered to him.

The substantive provisions of Mr. Brown’s Employment Agreement otherwise accord with those described above for Mr. Rubin except that Mr. Brown does not receive a post-employment target incentive bonus. In addition, the substantive provisions of the Change of Control Employment Agreement with Mr. Brown accord with those described above for Mr. Rubin.

Agreements with Daisy Vanderlinde, our Executive Vice President of Human Resources

No formal employment or change of control employment agreements are in effect with our Executive Vice President, Human Resources, Daisy Vanderlinde, pursuant to the policy referred to previously, adopted in mid-2005, under which we no longer enter into employment agreements with officers. However, we are a party to an employment offer letter agreement with Ms. Vanderlinde, dated September 14, 2005, which provides for:

•	payment to her of a base salary of $416,000 per annum;

•	the right to participate in our bonus plans and equity plans for senior executive officers;

•	a starting bonus; and

•	certain benefits and perquisites.

Ms. Vanderlinde’s employment is terminable at will by either Ms. Vanderlinde or us. Except for causes of involuntary termination specified in the letter agreement, if Ms. Vanderlinde’s employment is involuntarily terminated by us, then she will be entitled to:

•	receive continued base salary for 18 months following termination;

•	receive reimbursement of COBRA premiums in excess of applicable active employee co-premiums for 18 months following termination;

•	receive a sum equal to 1.5 times her annual bonus at target, payable over an 18-month period (provided that she has not violated her non-compete agreement with us and in lieu of any other bonus with respect to the year in which termination occurs);

•	have a period of 18 months from date of termination in which to exercise any vested stock options.

Ms. Vanderlinde’s severance entitlements are conditional upon her execution of a release of claims against Office Depot and its affiliates, and her compliance with a Non-Compete Agreement entered into by Ms. Vanderlinde and us simultaneously with her execution of the employment letter agreement with us.

Tabular Information Regarding Potential Payments Upon Termination or a Change of Control

The following tables quantify the potential termination and change of control payment amounts assuming a hypothetical triggering event had occurred as of December 31, 2006. The terms and conditions of the post employment and change of control provision for each of the NEOs are described in detail above.

Steve Odland

									Involuntary
							Involuntary		Termination or
							Termination or		Resignation w/
							Resignation w/		Good Reason
					(1)		Good Reason		Upon or After		Termination	Change in
	Termination		Termination		Termination		Prior To Change		Change in		for All Other	Control
	Resulting		Resulting from		Resulting from	Termination	in Control		Control		Reasons	without
	from Death		Disability		Retirement	for Cause	(w/o Cause)		(w/o Cause)		(Voluntary)	Termination
Item of Compensation	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$1,550,000	(2)	$1,550,000	(2)	$—	$—	$2,220,840	(3)	$2,220,840	(4)	$—	$—

Benefits

Health Plan Premiums(5)	$65,087		$74,871		$—	$—	$74,871		$112,306		$—	$—

Deferred Compensation Plan Balance(10)	$316,266		$316,266		$210,844	$210,844	$210,844		$210,844		$210,844	$—

Long-Term Incentive or Performance Plan

Stock Options(6)	$25,583,058		$25,583,058		$—	$—	$25,583,058		$25,583,058		$—	$25,583,058

Restricted Stock(7)	$7,634,000		$7,634,000		$7,634,000	$—	$7,634,000		$7,634,000		$—	$7,634,000

Cash Severance	$—		$—		$—	$—	$5,100,000	(8)	$9,630,312	(9)	$—	$—

Total for Mr. Odland	$35,148,411		$35,158,195		$7,844,844	$210,844	$40,823,613		$45,391,360		$210,844	$33,217,058

(1)	Retirement is generally treated as a voluntary termination for all programs except the Long-Term Equity Incentive Plan, under which all restrictions on restricted stock will lapse.

(2)	Reflects the amount of Mr. Odland’s 2006 annual target bonus based on completion of the fiscal year 2006 as of December 30, 2006.

(3)	Reflects Mr. Odland’s 2006 actual annual bonus based on completion of the fiscal year as of December 30, 2006.

(4)	Reflects the portion of Mr. Odland’s highest annual bonus paid during the last three years prior to a change of control based upon the percentage of the fiscal year completed through termination (Mr. Odland’s 2006 bonus represents the highest bonus).

(5)	Reflects the value of a lump sum payment equal to all future premiums which will be paid to Mr. Odland.

(6)	Reflects the amounts realized upon the exercise of all outstanding unvested options based on the closing price of the Company’s stock on December 29, 2006.

(7)	Reflects the value of all unvested restricted stock based on the closing price on December 29, 2006.

(8)	Reflects a lump sum cash payment equal to two times the sum of base salary and target bonus.

(9)	Reflects a lump sum cash payment equal to 2.99 times the sum of base salary and the highest annual bonus earned in respect of any of the last three completed fiscal years.

(10)	Upon death or disability Mr. Odland’s account becomes fully vested under our DCP. If, however, Mr. Odland leaves the Company for reasons other than death or disability he forfeits the Company’s matching contributions under the Plan (equal to $96,664 ) and the earnings and dividends attributable to the Company’s matching contributions (equal to $8,758).

Patricia McKay

					(1)				Termination for
	Termination		Termination		Termination		Involuntary		All Other
	Resulting from		Resulting from		Resulting from	Termination	Termination		Reasons	Change in
	Death		Disability		Retirement	for Cause	(w/o Cause)		(Voluntary)	Control
Item of Compensation	(a)		(b)		(c)	(d)	(e)		(f)	(g)

Bonus	$488,943	(2)	$488,943	(2)	$—	$—	$—		$—	$—
Benefits
Health Plan Premiums(3)	$—		$—		$—	$—	$50,757		$—	$—
Officer’s DCP Balance (non-matching program)	$60,219		$60,219		$60,219	$60,219	$60,219		$60,219	$60,219
Long-Term Incentive or Performance Plan
Stock Options(4)	$1,280,761		$—		$—	$—	$—		$—	$1,280,761
Restricted Stock(5)	$751,644		$—		$751,644	$—	$—		$—	$751,644
Cash Severance	$—		$—		$—	$—	$1,299,357	(6)	$—	$—
Total for Ms. McKay(7)	$2,581,567		$549,162		$811,863	$60,219	$1,410,351		$60,219	$2,092,624

(1)	Retirement is generally treated as a voluntary termination for all programs except the Long-Term Equity Incentive Plan, under which all restrictions on restricted stock will lapse.

(2)	Reflects Ms. McKay’s 2006 actual annual bonus amount based on her completion of the 2006 fiscal year as of December 30, 2006.

(3)	Reflects the value of a lump sum payment equal to all future premiums which will be paid to Ms. McKay.

(4)	Reflects the amount realized upon the exercise of all outstanding unvested options based on the closing price of the Company’s stock on December 29, 2006.

(5)	Reflects the value of all unvested stock based on the closing price on December 29, 2006.

(6)	Reflects a lump sum payment equal to eighteen months of base salary plus one and one half times target bonus payable upon involuntary termination without cause.

(7)	As noted previously in “Summary of Executive Agreements and Potential Payments upon Termination or Change of Control” above, Ms. McKay does not have a formal employment agreement or change of control agreement with the Company.

Charles Brown

									Involuntary
							Involuntary		Termination or
							Termination or		Resignation w/
							Resignation w/		Good Reason
					(1)		Good Reason		Upon or After		Termination for
	Termination		Termination		Termination		Prior To Change		Change in		All Other	Change in
	Resulting from		Resulting from		Resulting from	Termination	in Control		Control		Reasons	Control without
	Death		Disability		Retirement	for Cause	(w/o Cause)		(w/o Cause)(2)		(Voluntary)	Termination
Item of Compensation	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$430,500	(3)	$430,500	(3)	$—	$—	$—		$676,169	(4)	$—	$676,169	(4)
Benefits
Health Plan Premiums(5)	$—		$—		$—	$—	$37,435		$37,435		$—	$—
Other Premiums(5)	$—		$—		$—	$—	$4,726		$4,726		$—	$—
Deferred Compensation Plan Balance	$188,410		$188,410		$188,410	$188,410	$188,410		$188,410		$188,410	$—
Officer’s DCP Balance (non-matching program)	$3,772,416		$3,772,416		$3,772,416	$3,772,416	$3,772,416		$3,772,416		$3,772,416	$3,772,416
Excise Tax and Gross-up	$—		$—		$—	$—	$—		$1,041,848		$—	$—
Long-Term Incentive or Performance Plan
Stock Options(6)	$1,588,112		$—		$—	$—	$—		$1,588,112		$—	$1,588,112
Restricted Stock / Units(7)	$2,194,279		$—		$2,194,279	$—	$—		$2,194,279		$—	$2,194,279
Cash Severance	$—		$—		$—	$—	$1,045,500	(8)	$2,613,538	(9)	$—	$—
Total for Mr. Brown	$8,173,717		$4,391,326		$6,155,105	$3,960,826	$5,048,987		$12,117,229		$3,960,826	$8,230,976

(1)	Retirement is generally treated as a voluntary termination for all programs except the Long-Term Equity Incentive Plan, under which all restrictions on restricted stock will lapse.

(2)	In the event of death or disability upon or after a change in control, all amounts under this column except for those listed under Benefits, will be paid. If terminated for cause upon or after a change in control, Mr. Brown will receive the bonus amount of $676,169 in column (f) plus the amounts in column (d).

(3)	Reflects Mr. Brown’s target annual bonus for the year of termination.

(4)	Reflects an amount equal to Mr. Brown’s highest annual bonus paid during the last three fiscal years prior to a change of control.

(5)	Reflects the value of all future premiums which will be paid to Mr. Brown.

(6)	Reflects the value realized upon the exercise of all outstanding unvested options based on the closing price of the Company’s stock on December 29, 2006.

(7)	Reflects the value of all unvested shares of stock based on the closing price of the Company’s stock on December 29, 2006. Mr. Brown deferred the receipt of 4,318 restricted shares which are now held as restricted stock units ($164,818). Upon death, retirement, and change in control, these shares/RSUs will vest and the amount is included in the $2,194,279.

(8)	Reflects a lump sum payment equal to twelve months of base salary plus target bonus.

(9)	Reflects an amount equal to two times Mr. Brown’s annual base salary for fiscal year 2006 and Mr. Brown’s highest annual bonus earned during the past three years prior to a change of control.

Carl Rubin

									Involuntary
							Involuntary		Termination or
							Termination or		Resignation w/
							Resignation w/		Good Reason
					(1)		Good Reason		Upon or After		Termination
	Termination		Termination		Termination		Prior To Change		Change in		for All Other	Change in
	Resulting from		Resulting from		Resulting from	Termination	in Control		Control		Reasons	Control without
	Death		Disability		Retirement	for Cause	(w/o Cause)		(w/o Cause) (2)		(Voluntary)	Termination
Item of Compensation	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$402,500	(3)	$402,500	(3)	$—	$—	$603,750	(4)	$569,866	(5)	$—	$569,866	(5)
Benefits
Health Plan Premiums(6)	$—		$—		$—	$—	$56,153		$56,153		$—	$—
Other Insurance Premiums(6)	$—		$—		$—	$—	$7,407		$7,407		$—	$—
Long-Term Incentive or Performance Plan
Stock Options(7)	$3,169,630		$—		$—	$—	$—		$3,169,630		$—	$3,169,630
Restricted Stock(8)	$2,884,240		$—		$2,884,240	$—	$—		$2,884,240		$—	$2,884,240
Cash Severance	$—		$—		$—	$—	$1,265,000	(9)	$2,320,932	(10)	$—	$—
Total for Mr. Rubin	$6,456,370		$402,500		$2,884,240	$—	$1,932,310		$9,008,228		$—	$6,623,736

(1)	Retirement is generally treated as a voluntary termination for all programs except the Long-Term Equity Incentive Plan, under which all restrictions on restricted stock will lapse.

(2)	In the event of death or disability upon or after a change in control, all amounts under this column except for those listed under Benefits, will be paid. If terminated for cause upon or after a change in control, Mr. Rubin will receive the bonus amount of $569,866 in column (f) plus the amounts in column (d).

(3)	Reflects Mr. Rubin’s target annual bonus for the year of termination.

(4)	Reflects an amount equal to one and a half times Mr. Rubin’s target annual bonus for the year.

(5)	Reflects an amount equal to Mr. Rubin’s highest annual bonus paid to Mr. Rubin during the last three fiscal years prior to a change of control (Mr. Rubin’s 2006 bonus represents the highest bonus).

(6)	Reflects the value of all future premiums which will be paid to Mr. Rubin.

(7)	Reflects an amount realized upon the exercise of all outstanding unvested options based on the closing price of the Company’s stock on December 29, 2006.

(8)	Reflects the value of all unvested restricted stock based on the closing price of the Company’s stock on December 29, 2006.

(9)	Reflects an amount equal to the sum of eighteen months of base salary and target bonus paid upon termination or resignation prior to a change of control.

(10)	Reflects an amount equal to two times the annual salary and the highest bonus earned in respect of any of the last three completed fiscal years.

Daisy Vanderlinde

					(1)				Termination for
	Termination		Termination		Termination		Involuntary		All Other
	Resulting from		Resulting from		Resulting from	Termination	Termination		Reasons	Change in
	Death		Disability		Retirement	for Cause	(w/o Cause)		(Voluntary)	Control
Item of Compensation	(a)		(b)		(c)	(d)	(e)		(f)	(g)

Bonus	$387,429	(2)	$387,429	(2)	—	$—	$—		$—	$—
Benefits
Health Plan Premiums(3)	$—		$—		$—	$—	$50,757		$—	$—
Long-Term Incentive or Performance Plan
Stock Options(4)	$1,618,359		$—		$—	$—	$—		$—	$1,618,359
Restricted Stock(5)	$483,499		$—		$483,499	$—	$—		$—	$483,499
Cash Severance	$—		$—		$—	$—	$1,029,600	(6)	$—	$—
Total for Ms. Vanderlinde(7)	$2,489,287		$387,429		$483,499	$—	$1,080,357		$—	$2,101,858

(1)	Retirement is generally treated as a voluntary termination for all programs except the Long-term Equity Incentive Plan, under which all restrictions on restricted stock will lapse.

(2)	Reflects Ms. Vanderlinde’s 2006 actual annual bonus.

(3)	Reflects the value of all future premiums which will be paid to Ms. Vanderlinde.

(4)	Reflects an amount realized upon the exercise of all outstanding unvested options based on the closing price on December 29, 2006.

(5)	Reflects the value of all unvested restricted stock based on the closing price on December 29, 2006.

(6)	Reflects an amount equal to eighteen months of base salary plus one and one half times target bonus to be paid to Ms. Vanderlinde upon involuntary termination without cause.

(7)	As noted previously in “Summary of Executive Agreements and Potential Payments upon Termination or Change of Control” above Ms. Vanderlinde does not have a formal employment agreement or a change of control agreement with the Company.

STOCK OWNERSHIP INFORMATION

Our Largest Shareholders; Ownership by Our Directors and Executive Officers

We have provided a stock ownership table below that contains certain information about shareholders whom we believe are the “beneficial” owners of more than five percent (5%) of our outstanding common stock, as well as information regarding stock ownership by our Directors, NEOs and our Directors and executive officers as a group. Except as described below, we know of no person that beneficially owns more than 5% of our outstanding common stock, based solely upon filings on Forms 13G, filed with the Securities and Exchange Commission.

Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns.

		Percent of
Name of Beneficial Owner	Beneficial	Class (Less than
(As of December 30, 2006)	Ownership(1)	1% not shown)

Barclays Global Investors, NA(2)
45 Fremont Street, San Francisco, CA 94105 USA	27,744,072	9.97%
AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Courtage Assurance Mutuelle (as a group) (3)
26, rue Drouot, 75009 Paris, France	21,736,554	7.8%
Goldman Sachs Asset Management, L.P.(4)
32 Old Slip, New York, 10005 USA	16,069,315	5.8%
(Board of Directors and NEOs as of December 30, 2006)
Lee A. Ault III	123,957
Neil R. Austrian	231,892
David W. Bernauer	56,996
Abelardo E. Bru	32,186
Marsha J. Evans	6,694
David I. Fuente	635,863
Brenda Gaines	85,123
Myra M. Hart	47,914
Scott Hedrick	188,113
Kathleen Mason	6,678
Michael J. Myers	164,357
Steve Odland (Chair and Chief Executive Officer)	2,143,949
Total of Board of Directors	3,723,722
(Our NEOs, Other than our Chair and CEO)
Charles Brown, President International	509,974
Carl Rubin, President North American Retail	372,379
Patricia A. McKay, EVP & Chief Financial Officer	119,046
Daisy L. Vanderlinde, EVP, Human Resources	104,105
All Directors and Executive Officers as a Group (20 Persons in Total)	5,710,297	1.8%

(1)	Includes shares of common stock subject to options exercisable within 60 days of March 20, 2007. See table below for detail. Also included are unvested shares of restricted stock, as to which the holder has voting rights.

(2)	The information about Barclays Global Investors, NA (“Barclays”) is as of December 31, 2006 and was derived from an SEC filing by Barclays. Barclays reported that it serves as bank and/or an investment advisor to investment companies and is therefore deemed to have sole dispositive power over these shares and sole voting power with respect to 23,900,986 shares.

(3)	The information about AXA Assurances I.A.R.D. Mutuelle and related entities is as of December 31, 2006 and was derived from an SEC filing by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, as a group (the “Mutuelles AXA”), AXA and AXA Financial, Inc. (collectively, the “AXA Entities”). The Mutuelles AXA, together with their direct and indirect subsidiaries, collectively have sole dispositive power over 21,718,892 shares, shared dispositive power over 17,662 shares, sole voting power over 13,908,334 shares and shared voting power over 2,328,842 shares. AXA Financial, Inc. reported that through its subsidiaries, AllianceBernstein and AXA Equitable Life Insurance Company, that it has sole dispositive power over 21,672,221 shares, shared dispositive power over 17,662 shares, sole voting power over 13,884,934 shares and shared voting power over 2,327,671 shares. AllianceBernstein reported that it acts as investment advisor to various unaffiliated third-party client accounts that hold these shares. AllianceBernstein has reported that it has sole voting power over 13,879,037 shares, shared voting power over 2,327,671 shares and sole dispositive power over 21,666,188 shares. AXA Equitable Life has the sole voting power over 5,897 of these shares and sole dispositive over 6,033 shares.

(4)	The information about Goldman Sachs Asset Management, L. P. (“Goldman Sachs”) is as of December 31, 2006 and was derived from an SEC filing by Goldman Sachs. Goldman Sachs reported that it serves as investment advisor to investment companies and is therefore deemed to have sole dispositive power over these shares and sole voting power with respect to 12,768,580 shares.

Options Exercisable within 60 Days of Record Date

The number of options that are or will be exercisable within 60 days of March 20, 2007 for each person named in the table above and for our Executive Officers and Directors as a group is as follows:

Lee A. Ault III	71,753	Neil R. Austrian	68,953
David W. Bernauer	44,271	Abelardo E. Bru	19,253
Marsha J. Evans	0	David I. Fuente	615,088
Brenda Gaines	69,273	Myra M. Hart	32,387
Scott Hedrick	103,009	Kathleen Mason	0
Michael J. Myers	119,271	Steve Odland	1,511,744
Charles E. Brown	413,305	Patricia A. McKay	94,504
Carl Rubin	251,647	Daisy L. Vanderlinde	80,454

All Executive Officers and Directors as a Group (20 Persons)	4,038,131

* * * *

Item 2: Approval of the Office Depot, Inc. 2007 Long-Term Incentive Plan

Overview and Purpose of the New Plan

Our existing Long-Term Equity Incentive Plan (the “Existing Plan”) will expire in October of this year. Once the Existing Plan expires, no new equity grants may be issued under the Existing Plan. On February 14, 2007, upon recommendation of the Compensation Committee of our Board of Directors, our Board of Directors adopted, subject to shareholder approval, a new 2007 Long-Term Incentive Plan (the “New Plan”). The New Plan was adopted in order to continue our equity incentive programs after the expiration of the Existing Plan. Like the Existing Plan, the New Plan will provide one important component of compensation for our officers, directors and certain other key employees. Our Board of Directors believes that the New Plan is a critical part of our overall compensation and is necessary for the purpose of attracting, retaining and rewarding the best available persons for positions of substantial responsibility in our Company.

In addition, the New Plan will serve to align the interests of our officers, directors and key employees with the interests of our shareholders. The New Plan will permit issuance of stock options (both incentive stock options and non-qualified stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and performance awards. Grants will be made by the Compensation Committee of our Board of Directors, which consists solely of Independent Directors of our Company. The Board of Directors believes that the New Plan will provide the Company the continued flexibility needed to make equity awards of appropriate size and form to attract, retain and motivate talented executive management, directors, officers and key employees, while continuing to maintain best practices in corporate governance as they relate to equity compensation plans.

The following description of the material features of the New Plan is a summary and is qualified in its entirety by reference to the New Plan, the full text of which is attached to this Proxy Statement in Appendix A.

Why Do We Need a New Long-Term Incentive Plan

The Existing Plan will expire in October 2007. Once the Existing Plan expires, we will no longer be allowed to issue new equity grants under the Existing Plan. The Company considers long-term equity incentive compensation to be critical in attracting and retaining the best available employees and is necessary in the alignment of executive compensation with shareholder value creation. Therefore, a market competitive long-term incentive plan has become an integral part of the Company’s overall compensation program.

Our Company has enjoyed continued growth since the adoption of the Existing Plan. We have substantially expanded our operations in Europe, Asia and North America. With these expansions of our business, we have added a number of key personnel, including new country management in Europe and Asia. In addition, our contract business continues to grow, and we expect to continue to add employees in this area.

This continued expansion in our overall business size, coupled with ambitious plans for the future growth of our Company, requires that we have sufficient shares authorized for issuance to new employees. If we do not have an equity incentive plan, we may be unable to attract the right caliber of personnel to our Company or to retain the services of key employees currently with our Company, including key executives in recently-acquired businesses, which could jeopardize the future growth prospects of our Company.

Description of the Plan

General.  The New Plan allows us to grant stock options (both incentive stock options and non-qualified stock options), SARs, restricted stock, RSUs and performance awards or a combination of these. The New Plan is administered by the Compensation Committee of our Board of Directors. Because grants awarded under the New Plan are made entirely by the Compensation Committee, the recipients, amounts and values of future benefits to be received pursuant to the New Plan are not determinable at this time. The shares of our common stock reserved for issuance pursuant to the New Plan are subject to adjustment in the event of a reorganization, recapitalization, stock split, stock dividend or similar change in our corporate structure or the outstanding shares of our common stock. Such shares may be authorized and unissued or reacquired and held as treasury shares.

The maximum number of shares of stock that may be issued pursuant to awards granted under the New Plan is 25,000,000, plus shares of stock that are represented by awards granted pursuant to the Existing Plan that are forfeited, terminated or expire unexercised, or otherwise terminate without delivery of shares after the termination of the Existing Plan. Each share of restricted stock, RSU, and performance share shall count as two shares toward the total limit of shares available under the New Plan. Each share underlying stock options and SARs shall count as one share toward the total limit of shares available under the New Plan. With respect to grants to a single employee during a calendar year, no more than 2,000,000 shares of stock may be issued in connection with stock options and/or stock SARs, no more than 1,000,000 shares of stock may be issued in the form of restricted stock and/or RSUs, and no more than 500,000 shares of stock may be issued in connection with other stock-based performance awards. The maximum aggregate amount payable under any cash-based performance awards granted in any year to an employee is $2,500,000. The number of shares authorized and available for issuance under the Existing Plan at the end of fiscal year 2006 is 10,543,292. After approval of the New Plan, no further grants will be made under the Existing Plan.

Eligibility.  Our Directors, officers, key employees, including those of our subsidiaries, and non-employee service providers who are selected by our Compensation Committee are eligible to receive grants. As of March 2007, approximately 550 employees were eligible to participate.

Fair Market Value.  The fair market value of a share of stock on a grant date will be the closing sale price of the stock on that date, as reported on the New York Stock Exchange Composite Tape or such other source as the Compensation Committee deems reliable, or if no such reported sale of the stock shall have occurred on that date, on the last day prior to that date on which there was such a reported sale.

Stock Options/SARs.  Pursuant to the New Plan, our Compensation Committee may award grants of incentive stock options (“incentive options”) conforming to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and other stock options (“non-qualified options”). The exercise price of any option is determined by our Compensation Committee in its discretion at the time of the grant, but may not be less than 100% of the fair market value of a share of our stock on the grant date. The exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of the voting power of our Company may not be less than 110% of such fair market value on such date. The New Plan also provides that no option or SAR may be granted in substitution for a previously granted option or SAR if the new award would have a lower option exercise price or SAR appreciation base than the award it replaces. In other words, stock option “repricing” is not allowed under the New Plan.

The term of each option also is established by our Compensation Committee, subject to a maximum term of ten years from the date of grant (or five years from the grant date in the case of an incentive option granted to a person who owns stock constituting more than 10% of the voting power of Office Depot). Generally, the options granted by the Compensation Committee are awarded for a term of seven (7) years. In addition, the New Plan provides generally that with respect to grantees who are employees or service providers, all unvested options are forfeited on, and vested options terminate 90 days after, the date on which the grantee ceases to be an employee of, or to otherwise perform services for, Office Depot or its subsidiaries. However, Section 16 Officers and members of our Board of Directors, are provided a longer period under certain circumstances described below.

The New Plan also provides that unless our Compensation Committee decides otherwise:

(a) Upon a grantee’s death or disability while still an employee of our Company, all of the grantee’s options and SARs become fully vested and exercisable and remain so for 24 months after the date of death or disability (but in no event beyond the expiration date of the option or SAR);

(b) Upon a grantee’s retirement (leaving the Company after attaining age 60 and completing 5 years of continuous service), a grantee who is an employee will fully vest in all outstanding options and SARs and these options and SARs shall be exercisable for a period of 90 days after the date of retirement (but in no event beyond the expiration date of the option or SAR);

(c) Upon grant, all options granted to a member of the Board of Directors are immediately vested;

(d) Upon a grantee’s termination for cause (as defined in the New Plan), all options and SARs shall be forfeited immediately whether or not exercisable;

(e) Upon the voluntary separation of a Section 16 officer or a member of the Board of Directors, all options and SARs granted to such person which are vested at the date of such voluntary separation will remain exercisable for a period of 18 months after such voluntary separation; provided that the Section 16 officer or Director has had a period of service of five (5) years or longer as an employee or Director as of the date of such voluntary separation (but in no event beyond the expiration date of the stock option or SAR);

(f) Upon the involuntary separation of a Section 16 officer or a member of the Board of Directors, other than separation due to death, disability or cause (as defined in the New Plan), all options and SARs granted to such person which are vested at the date of such involuntary separation will remain exercisable for a period of 18 months after such involuntary separation, regardless of the period of service of such Section 16 officer or Director (but in no event beyond the expiration date of the option or SAR); and

(g) Upon a change in control of Office Depot, all options and SARs become fully vested and exercisable.

The New Plan also provides that if the last date on which an option or SAR can be exercised falls within a blackout period imposed by the Company’s securities trading policy relative to disclosure and trading on inside information as described in the policy, the applicable exercise period shall be extended by a number of days equal to the number of business days that the applicable blackout period is in effect (but in no event beyond the expiration date of the option or SAR).

Restricted Stock/RSUs.  Under the New Plan, our Compensation Committee also may award restricted stock and RSUs subject to conditions and restrictions (except as provided below), and for such duration (which shall be at least three years, subject to partial vesting at the end of the first anniversary of the grant or any time thereafter, except upon the occurrence of certain circumstances such as retirement, attaining certain age and service requirements, death, disability, a change in control or the achievement of performance goals) as the Committee may specify.

The New Plan also provides that unless our Compensation Committee provides otherwise:

(a) All restrictions on a grantee’s restricted stock and RSUs that vest solely on the requirement to continue to perform services (i.e., time based vesting) will lapse immediately prior to a change in control of our Company or at such time as the grantee ceases to be an employee of, or otherwise perform services for us or one of our subsidiaries due to death or disability;

(b) All restrictions on a grantee’s restricted stock and RSUs that have performance conditions as a requirement for vesting shall vest pro-rata, calculated as if any “target” amount has been reached over the elapsed portion of the performance cycle (i.e., performance based vesting) if the grantee ceases to be an employee of, or otherwise perform services for us or one of our subsidiaries due to death or disability.

(c) Upon a change in control all restricted stock and RSUs that vest based on performance will fully vest as if any “target” amount has been reached;

(d) Upon retiring (leaving the Company after attaining age 60 and completing 5 years of continuous service) a grantee who is an employee will (i) fully vest in all time-based RSUs and (ii) vest pro-rata in all restricted stock and RSUs that have performance based vesting calculated as if any “target” amount has been reached for the elapsed portion of the performance cycle;

(e) Upon attaining age 60 and completing 5 years of continuous service (similar to retirement but remaining an active employee) a grantee who is an employee will fully vest in all time-based restricted stock and that all subsequent grants of such stock shall be without restriction and be fully vested upon grant;

(f) If a grantee ceases to serve as an employee of, or otherwise perform services for, our Company, all of he grantee’s restricted stock and RSUs as to which the applicable restrictions have not lapsed will be forfeited immediately;

(g) All grants of stock to Directors shall be without restriction and be fully vested upon grant; and

(h) Upon a grantee’s termination for cause (as defined in the New Plan), all restricted stock and RSUs shall be forfeited immediately.

Performance Awards.  Our Compensation Committee may grant performance awards contingent upon achievement of set performance goals and objectives for certain awards over a specified performance cycle, as designated by the Compensation Committee. The goals and criteria may be particular to a grantee or may be based, in whole or part, on the performance of the Company or a business unit, division or subsidiary in which the grantee works, or on the performance of the Company generally. The list of performance criteria that may be selected by the Compensation Committee under the New Plan include earnings, earnings per share (EPS), consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets (RONA), return on invested capital (ROIC), total stockholder return, profit, economic profit, capitalized economic profit, net operating profit after tax (NOPAT), pre-tax profit, cash flow measures, cash flow return, sales, comparable store sales, sales per square foot, inventory turnover, stock price (and stock price appreciation, either in absolute terms or in relationship to the appreciation among member of a peer group determined by the Compensation Committee), strategic milestones, or goals related to acquisitions or divestitures. Performance awards may include specific dollar-value target awards, performance units (the value of which is established by our Compensation Committee at the time of grant) and/or performance shares (the value of which is equal to the fair market value of a share of our common stock). The value of a performance award may be fixed or may fluctuate on the basis of specified performance criteria. The Compensation Committee can establish other performance measures for performance awards granted to grantees that are not covered employees (as defined in the New Plan) and for performance awards granted to covered employees that are not intended to qualify under the performance-based compensation exception of Code Section 162(m).

The New Plan also provides that unless our Compensation Committee provides otherwise:

(a) If a grantee ceases to be a Director, officer or employee of, or otherwise perform services for, Office Depot or its subsidiaries due to death or disability, prior to vesting, the grantee will receive the portion of the performance award payable to him or her calculated as if any “target” amount has been reached over the elapsed portion of the performance cycle;

(b) In the event of a change in control of our Company prior to completion of a performance cycle, the grantee will become fully vested in the performance award calculated as if any “target” amount has been reached;

(c) If a grantee ceases to be a Director either voluntarily or by not being re-nominated to the Board of Directors, any performance awards shall vest pro-rata calculated as if any “target” amount has been reached over the elapsed portion of the performance cycle;

(d) Upon retiring (leaving the Company after attaining age 60 and completing 5 years of continuous service) a grantee who is an employee will vest pro-rata in all performance awards calculated as if any “target” amount has been reached for the elapsed portion of the performance cycle;

(e) If a grantee ceases to be an employee of, or otherwise perform services for us or one of our subsidiaries for any other reason prior to completion of a performance cycle, the grantee will become ineligible to receive any portion of a performance award; and

(f) Upon a grantee’s termination for cause (as defined in the New Plan), all performance awards shall be forfeited immediately.

Transferability.  Unless our Compensation Committee determines otherwise, no award made pursuant to the New Plan will be transferable otherwise than by will or the laws of descent and distribution, and each award may be exercised only by the grantee or his or her guardian or legal representative. However, officers may transfer non-qualified stock options to members of their immediate family, or certain family related trusts or partnerships in accordance with the New Plan and applicable laws.

Amendment and Termination of the Plan.  No award may be granted under the New Plan after the close of business on April 24, 2017. The New Plan may be amended or terminated by our Board of Directors or Compensation Committee at any time. However, no such action will adversely affect any rights or obligations with respect to any awards previously granted under the New Plan, unless such action is required by law or any listing standards or the affected grantees consent in writing. In addition, no amendment will become effective without the approval of our shareholders if such approval is necessary for continued compliance with the performance-based compensation exception of Code Section 162(m) or any stock exchange listing requirements.

Certain Federal Income Tax Consequences of the New Plan

The following discussion is intended only as a brief summary of the federal income tax rules relevant to the New Plan, as based upon the Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, grantees should consult their personal tax advisors with respect to tax consequences. Moreover, the following summary relates only to grantees’ United States federal income tax treatment. The State, local and foreign tax consequences may be substantially different. Certain New Plan participants are residents of foreign countries.

Non-Qualified Options.  There are no federal income tax consequences to either us or the grantee upon the grant of a non-qualified option. However, the grantee will realize ordinary income upon the exercise of a non-qualified option in an amount equal to the excess of the fair market value of the stock acquired upon exercise over the option exercise price, and we will receive a corresponding tax deduction. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Any gain realized upon a subsequent disposition of the stock will constitute either a short-term or long-term capital gain to the grantee, depending on how long the stock is held.

Incentive Options.  There are no federal income tax consequences to either us or the grantee upon the grant or exercise of an incentive option. If the grantee does not dispose of the stock acquired through exercise of an incentive option within two years of the date of grant or one year of the date of exercise, any gain realized from a subsequent disposition would constitute long-term capital gain to the grantee. If the grantee disposes of the stock prior to the expiration of either of those holding periods, any gain based on the lesser of (a) the fair market value of the stock on the date of exercise and (b) the amount realized on the disposition of the stock if a sale or exchange, over the exercise price would constitute ordinary income to the grantee. Any additional gain realized upon the disposition would be taxable either as a short-term capital gain or long-term capital gain, depending upon how long the grantee held the stock. We would receive a deduction in the amount of any ordinary income recognized by the grantee.

SARs.  No taxable income is recognized by a grantee upon the grant of a SAR. Upon the exercise or settlement of a SAR, the grantee will recognize as ordinary income the cash received, plus the fair market value of any stock acquired, in settlement of the SAR, less any amount required to be paid for the SAR. We will receive a federal income tax deduction equal to the amount of ordinary income realized by the grantee.

Restricted Stock.  With respect to the grant of stock under the New Plan, the grantee will realize compensation income in an amount equal to the fair market value of the stock, less any amount paid for such stock, at the time when the grantee’s rights with respect to such stock are no longer subject to a substantial risk of forfeiture, unless the grantee elects, pursuant to a special election provided in the Code, to be taxed on the stock at the time it is granted. Accordingly, where restricted stock is awarded, and the grantee does not make a special tax election, the restricted stock awards will not be taxable to the grantee as long as the shares of stock remain nontransferable and subject to a substantial risk of forfeiture. When these transferability restrictions and/or forfeiture risks lapse or are removed, the grantee generally will recognize as ordinary income the fair market value of the stock, less any amounts that were paid to acquire the stock. We will receive a federal income tax deduction equal to the amount of ordinary income realized by the grantee.

Restricted Stock Units.  A grantee will not recognize taxable income at the time of the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. When the grantee receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

Performance Awards.  A grantee generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the grantee receives or has the right to receive payment of cash or shares of stock under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the grantee, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Payment of Taxes.  Grantees are required to pay tax due upon exercise of a non-qualified option, exercise of a SAR, a lapse of restrictions on restricted stock, delivery of shares under an RSU, or other recognition event. Unless provided otherwise by the Compensation Committee, tax obligations may be satisfied by selling or forfeiting a portion of the shares of stock that would be realized from such exercise, vesting or other recognition event.

Equity Compensation Plan Information

The following table summarizes information about our current and former equity compensation plan by type as of December 30, 2006.

Number of
	Securities to		Number of
	be Issued		Securities
	Upon		Remaining
	Exercise Of	Weighted	Available for
	Options	Average Exercise	Future
Plan Category	Outstanding	Price of Option	Issuance

Approved by security holders	12,384,083	$20.14	10,543,292
Not approved by security holders	—	—	—
Total	12,384,083	$20.14	10,543,292

Internal Revenue Code Section 162 (m)

Code Section 162(m) denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded company to the chief executive officer or any of the four most highly compensated executive officers other than the chief executive officer. Code Section 162(m) is inconsistent with new SEC proxy rules that define “named executive officers” as the CEO, CFO and three most highly compensated executive officers. The IRS is reviewing this inconsistency. This section will be revised based on final IRS guidance, if any. Compensation realized with respect to stock options and SARs, including upon exercise of a SAR or a non-qualified option or upon a disqualifying disposition of an incentive option, as described above under “Certain Federal Income Tax Consequences”, will be excluded from this deduction limit if it satisfies certain requirements, including a requirement that the New Plan be approved by Office Depot’s shareholders. In addition, other awards under the New Plan may be excluded from this deduction limit if they are conditioned on the achievement of one or more performance criteria prescribed by Code Section 162(m) that have been approved by the Company’s shareholders. Approval of the New Plan by Office Depot’s shareholders at the Annual Meeting will constitute approval of such performance criteria.

Vote Required for the New Plan

The affirmative vote of a majority of the votes cast by the holders of shares of Office Depot Common stock present in person or represented by proxy at our Annual Meeting is required for approval of the 2007 Long-Term Incentive Plan, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

Your Board of Directors Recommends a Vote FOR Item Number 2 on your Proxy
Card, Approving Our 2007 Long-Term Incentive Plan.

Item 3: Ratifying Our Audit Committee’s Appointment
of Deloitte & Touche LLP as Our Independent Accounting Firm

Information About Our Independent Accountants

In accordance with the provisions of the Sarbanes-Oxley Act of 2002 (“SOA”), the Audit Committee of our Board of Directors has appointed the certified public accounting firm of Deloitte & Touche LLP (“Deloitte”) as independent accountants to audit our consolidated financial statements and our internal control over financial reporting for the fiscal year ended December 30, 2006 and to attest to management’s report on internal control over financial reporting. Deloitte has audited our consolidated financial statements each year since 1990. Representatives of Deloitte will be present at our Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions from shareholders. Our Audit Committee also has appointed Deloitte as our independent outside accounting firm for 2007.

Although our Audit Committee already has appointed Deloitte as our independent accountants for 2007 and the vote of our shareholders is not required for this action under Delaware law or the SOA, we request that the shareholders nevertheless ratify this appointment.

Audit & Other Fees

The aggregate fees billed by our independent accountants for professional services rendered in connection with (i) the audit of our annual financial statements as set forth in our Annual Report on Form 10-K for the fiscal years ended December 31, 2005 and December 30, 2006, (ii) the review of our quarterly financial statements as set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during 2005 and 2006, (iii) the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects and (iv) for the attestation of management’s report on the effectiveness of internal control over financial reporting, as well as fees paid to our audit firm for audit-related work, tax compliance, tax planning and other consulting services are set forth below.

Audit & Other Fees Paid to
Deloitte & Touche LLP	Fiscal 2005	Fiscal 2006
Audit Fees	$5,649,659	$5,947,467
Audit Related Fees (as defined under the Sarbanes-Oxley Act of 2002)	$330,000	$0
Tax Compliance Fees	$431,304	$35,443
Tax Planning Fees	$121,061	$61,913
All Other Fees	$10,000	$0
Total Fees	$6,542,024	$6,044,823
Ratio of Audit Fees, Audit Related Fees and Tax Compliance Fees To Total Fees paid to our Audit Firm in the years indicated	98.0% — Audit, Audit-Related and Tax Compliance Fees 2.0% — all other fees (including tax planning fees)	99.0% Audit, Audit-Related and Tax Compliance Fees 1.0% — all other fees (including tax planning fees)

Financial Information Systems Design and Implementation Fees

We did not engage Deloitte to provide any professional services in connection with (i) operating or supervising the operation of our information system or managing our local area network; or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole.

All Other Fees

In 2006, all work performed by Deloitte was approved in advance by our Audit Committee, including the amount of fees due and payable to them for such work. In addition, our Audit Committee also approved all non-audit related work performed by Deloitte in advance of the commencement of such work. Our Audit Committee has delegated to the Chair of the Committee the right to approve such non-audit related assignments between meetings of the Committee, and the Chair then reports on all such approvals and seeks ratification at the next meeting of the Committee.

The Audit Committee of our Board of Directors has determined that the non-audit services rendered by our independent accountants during our most recent fiscal year are compatible with maintaining their independence.

Your Audit Committee of the Board of Directors Recommends a Vote FOR Item 3 on Your Proxy Card:
Ratification of Our Audit Committee’s Appointment of Deloitte & Touche LLP as our Independent Accountants

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Office Depot Board of Directors (the “Committee”) is comprised of four Independent Directors. The responsibilities of the Committee are set forth in its written charter (the “Charter”), which has been adopted by our Board of Directors. A copy of the Charter may be obtained from our Company in the manner described elsewhere in this Proxy Statement.

The duties of this Committee include oversight of the financial reporting process for the Company through periodic meetings with the Company’s independent accountants, internal auditors and management of the Company to review accounting, auditing, internal controls and financial reporting matters. Pursuant to the Sarbanes-Oxley Act of 2002 (“SOA”), our Committee has certain other duties, which include the engagement of our independent accounting firm, Deloitte & Touche LLP (“Deloitte”), pre-approval of both audit and non-audit work in advance of Deloitte’s commencing such work and other obligations as imposed by SOA. Pursuant to applicable provisions of SOA, we have delegated to the Chair the authority to pre-approve engagements of Deloitte between meetings of our Committee, provided that she reports to us at each meeting on pre-approvals since the date of our last Committee meeting. Our Board of Directors has determined that the following members of our Audit Committee are “audit committee financial experts” under the regulations of the Securities and Exchange Commission promulgated pursuant to authority granted to it under SOA: Ms. Gaines, Ms. Mason and Mr. Myers. These persons’ qualifications are detailed in their biographical information set forth earlier in this Proxy Statement. In addition, in accordance with listing standards of the New York Stock Exchange, our Board of Directors has determined that each member of our Audit Committee is financially literate as required by such listing standards.

During fiscal year 2006, this Committee met seven (7) times, including four (4) meetings to discuss quarterly or annual earnings press releases in advance of release by the Company. The Company’s senior financial management and independent and internal auditors were in attendance at all such meetings. At each such meeting, this Committee conducted a private session with the management of our Internal Audit Department as well as the Company’s independent outside accountants, without the presence of management. In addition, our Audit Committee conducted private sessions at various meetings during 2006 with our Chief Executive Officer, Chief Financial Officer, Controller and General Counsel. In addition, our Audit Committee received periodic reports from the Company’s Disclosure Committee which was formed to review the Company’s disclosures and to ensure that effective controls and procedures are in place related thereto. Our Audit Committee also reviewed and approved the Disclosure Committee Charter.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent accountants to review or audit, as applicable, such financial statements in accordance with generally accepted auditing standards.

We have reviewed and discussed with senior management the Company’s audited financial statements for the fiscal year ended December 30, 2006, included in the Company’s 2006 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

In discharging our oversight responsibility as to the audit process, we have discussed with Deloitte, the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards

61 (“SAS 61” — Communications with Audit Committees). SAS 61 requires our independent accountants to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including: (i) their responsibilities under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant accounting adjustments, (v) any disagreements with management and (vi) any difficulties encountered in performing the audit.

We have obtained a letter from Deloitte that provides the disclosures required by Independence Standards Board of Directors Standard No. 1 (Independence Discussion with Audit Committees) with respect to any relationship between Deloitte and the Company that in their professional judgment may reasonably be thought to bear on independence. Deloitte has discussed its independence with us, and has confirmed in its letter to us that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws.

Based upon the foregoing review and discussions with our independent and internal auditors and senior management of the Company, we have recommended to our Board of Directors that the financial statements prepared by the Company’s management and audited by its independent accountants be included in the Company’s 2006 Annual Report to Shareholders, and that such financial statements also be included in the Company’s Annual Report on Form 10-K, for filing with the United States Securities and Exchange Commission. The Committee also has appointed Deloitte as the Company’s independent accounting firm for 2007.

As specified in the Charter, it is not the duty of this Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s management, internal auditors and independent accountants. In discharging our duties as a Committee, we have relied on (i) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company’s independent accountants with respect to such financial statements.

Presented by the members of the Audit Committee as of Fiscal Year Ended 2006:
Brenda J. Gaines (Chair)
Myra M. Hart
Kathleen Mason
Michael J. Myers

* * * *

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of their holdings and transactions of Office Depot common stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, except as provided below, we believe that each of our officers and Directors complied with all Section 16(a) filing requirements applicable to them during fiscal 2006. Michael Myers was one day late in reporting one transaction involving the sale of common stock in March 2006.

COPIES OF FORM 10-K AVAILABLE

We will provide a copy of our Annual Report on Form 10-K for our fiscal year ended December 30, 2006, which includes our consolidated financial statements and notes to our financial statements, to any shareholder upon written request. Requests should be sent to the Department of Investor Relations at our corporate offices, 2200 Old Germantown Road, Delray Beach, FL 33445.

2008 SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be presented for consideration at the 2008 Annual Meeting of Shareholders and to be included in our Proxy Statement for that meeting must be received by the Secretary at our corporate offices, 2200 Old Germantown Road, Delray Beach, FL 33445, Attn: Office of the General Counsel, on or before 5:00 p.m. (Eastern Standard Time) on December 4, 2007. Shareholder proposals must comply with Securities and Exchange Commission requirements in Proxy Rule 14a-8.

OTHER MATTERS

It is not presently expected that any matters other than those discussed herein will be brought before our Annual Meeting. If, however, other matters do come before the Meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with the recommendation of our Board of Directors.

APPENDIX A

OFFICE DEPOT, INC.
2007 LONG-TERM INCENTIVE PLAN

Effective April 25, 2007

ARTICLE 1 — PURPOSE AND GENERAL PROVISIONS		A-1
1.1	Establishment of Plan	A-1
1.2	Purpose of Plan	A-1
1.3	Types of Awards	A-1
1.4	Effective Date	A-1
1.5	Duration of the Plan	A-1
ARTICLE 2 — DEFINITIONS		A-1
ARTICLE 3 — ADMINISTRATION; POWERS OF THE COMMITTEE		A-5
3.1	General	A-5
3.2	Authority of the Committee	A-5
3.3	Rules for Foreign Jurisdictions	A-6
3.4	Delegation of Authority	A-6
3.5	Award Agreements	A-6
3.6	Indemnification	A-6
ARTICLE 4 — SHARES AVAILABLE UNDER THE PLAN		A-6
4.1	Number of Shares	A-6
4.2	Individual Limits	A-7
4.3	Adjustment of Shares	A-8
ARTICLE 5 — STOCK OPTIONS		A-8
5.1	Grant of Options	A-8
5.2	Agreement	A-8
5.3	Option Exercise Price	A-8
5.4	Duration of Options	A-9
5.5	Exercise of Options	A-9
5.6	Payment	A-9
5.7	Special Rules for ISOs	A-9
ARTICLE 6 — STOCK APPRECIATION RIGHTS		A-9
6.1	Grant of SARs	A-9
6.2	Agreement	A-10
6.3	Duration of SARs	A-10
6.4	Tandem SARs	A-10
6.5	Payment	A-10
6.6	Exercise of SARs	A-10
ARTICLE 7 — RESTRICTED STOCK AND RESTRICTED STOCK UNITS		A-10
7.1	Grant of Restricted Stock and Restricted Stock Units	A-10
7.2	Agreement	A-11
7.3	Certificates	A-11
7.4	Dividends and Other Distributions	A-11
ARTICLE 8 — PERFORMANCE AWARDS		A-11
8.1	Grant of Performance Awards	A-11
8.2	Value of Performance Awards	A-12
8.3	Earning and Payment of Performance Awards	A-12
ARTICLE 9 — PERFORMANCE MEASURES		A-12

i

TABLE OF CONTENTS — (Continued)

ARTICLE 10 — VESTING, SPECIAL RULES AND CHANGE IN CONTROL		A-13
10.1	General	A-13
10.2	Death	A-13
10.3	Disability	A-13
10.4	Cause	A-14
10.5	Retirement	A-14
10.6	Special Vesting Rule for Restricted Stock	A-14
10.7	Special Rule for Certain Employees and Directors	A-14
10.8	Special Vesting Rule for Directors	A-14
10.9	Other Terminations	A-15
10.10	Special Rule for Company Blackout Periods	A-15
10.11	Change in Control	A-15
ARTICLE 11 — BENEFICIARY DESIGNATION		A-15
ARTICLE 12 — DEFERRALS		A-16
ARTICLE 13 — WITHHOLDING TAXES		A-16
13.1	Tax Withholding	A-16
13.2	Share Withholding	A-16
ARTICLE 14 — AMENDMENT AND TERMINATION		A-16
14.1	Amendment or Termination of Plan	A-16
14.2	Amendment of Award Agreement	A-17
14.3	Cancellation of Awards for Detrimental Activity	A-17
14.4	Assumption or Cancellation of Awards Upon a Corporate Transaction	A-17
ARTICLE 15 — MISCELLANEOUS PROVISIONS		A-18
15.1	Restrictions on Shares	A-18
15.2	Rights of a Stockholder	A-18
15.3	Transferability	A-19
15.4	No Implied Rights	A-19
15.5	Transfer of Employee	A-19
15.6	Expenses of the Plan	A-19
15.7	Compliance with Laws	A-20
15.8	Successors	A-20
15.9	Tax Elections	A-20
15.10	Compliance With Code Section 409A	A-20
15.11	Legal Construction	A-20

ii

OFFICE DEPOT, INC.
2007 LONG-TERM INCENTIVE PLAN

ARTICLE 1 — PURPOSE AND GENERAL PROVISIONS

1.1  Establishment of Plan.  Office Depot, Inc., a Delaware corporation (the “Company”), hereby establishes an equity incentive compensation plan to be known as the “Office Depot, Inc. 2007 Long-Term Incentive Plan” (the “Plan”), as set forth in this document.

1.2  Purpose of Plan.  The purpose of the Plan is to promote the long-term growth and profitability of the Company and its Subsidiaries by (i) providing certain Directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

1.3  Types of Awards.  Awards under the Plan may be made to eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights (“SARs”) (either alone or in tandem with Options), Restricted Stock, Restricted Stock Units, Performance Awards or any combination of these.

1.4  Effective Date.  The Plan was approved by the Board of Directors of the Company on February 13, 2007 contingent upon approval by the Company’s stockholders. The Plan shall be effective on April 25, 2007 (the “Effective Date”), the date the stockholders approved the Plan.

1.5  Duration of the Plan.  The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Committee (as defined below) to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2 — DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“AGREEMENT” means the written agreement evidencing an Award granted to a Participant under the Plan.

“AWARD” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or combination of these.

“BOARD OF DIRECTORS” and “BOARD” mean the Board of Directors of Office Depot, Inc.

“CAUSE” (unless otherwise defined in the Participant’s Award Agreement or in an employment contract to which he/she is a party) means the occurrence of one of the following events:

(a) The Participant’s conviction of (or guilty or nolo contendere plea to) a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

(b) Conduct by the Participant that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

(c) The Participant’s willful refusal to perform, or substantial disregard of, duties properly assigned to him or her, as determined by the Company; or

(d) Conduct by the Participant that constitutes gross neglect of duties; or

(e) The Participant’s failure to cooperate with or participate in (upon request by the person to whom the Participant reports) any governmental investigation of the Company or a Subsidiary.

“CHANGE IN CONTROL” means the occurrence of one of the following events:

(a) if any “person” or “group” as those terms are used in Sections 12(d) and 13(d) of the Exchange Act, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more (the “CIC percentage”) of the combined voting power of the Company’s then outstanding securities (provided, however, that if such a person or group first obtains the approval of the Board to acquire the CIC percentage, then no Change in Control shall be deemed to have occurred unless and until such person or group obtains a CIC percentage ownership of the combined voting power of the Company’s then outstanding securities without having first obtained the approval of the Board); or

(b) if any “person” or “group” as those terms are used in Sections 12(d) and 13(d) of the Exchange Act, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company’s then outstanding securities, whether or not the Board shall have first given its approval to such acquisition; or

(c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(d) the consummation of a merger or consolidation of the Company with any other corporation; provided, however, a Change of Control shall not be deemed to have occurred (i) if such merger or consolidation would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) if the corporate existence of the Company is not affected and following the merger or consolidation, the majority of the Company’s Executive Committee, or if no such body then exists, the Chief Executive Officer, Chief Financial Officer and Presidents (or other heads, regardless of title) of the principal operating units of the Company retain their positions with the Company and the Directors of the Company prior to such merger or consolidation constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger or consolidation; or

(e) the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person; or

(f) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended from time to time and as in effect at the time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“COMMITTEE” means the Compensation Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article 3. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m), and the Listing Standards.

“COMMON STOCK” means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“COMPANY” means Office Depot, Inc., a Delaware corporation, and its successors and assigns.

“COVERED EMPLOYEE” means a Participant who, as of the date an Award could be deductible by the Company or a Subsidiary, is one of the group of “covered employees” as defined in the regulations promulgated or other guidance under Code Section 162(m), as determined by the Committee.

“DIRECTOR” means any individual who is a member of the Board; provided, however, that any Director who is employed by the Company or any Subsidiary shall not be considered a Director for purposes of grants of Awards under the Plan, but instead shall be considered an Employee for purposes of grants of Awards under the Plan.

“DISABILITY” means, unless provided otherwise in an Award Agreement (in which case such definition shall apply for purposes of the Plan with respect to that particular Award): (i) with respect to any Incentive Stock Option, disability as determined under Code Section 22(e)(3), and (ii) with respect to any other Award, that the Participant is “disabled” as determined under Code Section 409A(a)(2)(C) and any regulations promulgated thereunder. All determinations of Disability shall be made by the Committee or its designee.

“EFFECTIVE DATE” shall have the meaning ascribed to such term in Section 1.4 hereof.

“EMPLOYEE” means any person who is an employee of the Company or any Subsidiary (including Directors who are also employees of the Company or any Subsidiary), either within or outside the United States.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“EXEMPT PERSON” means any employee benefit plan of the Company or a Subsidiary or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary.

“FAIR MARKET VALUE” of a share of Common Stock of the Company means, as of the date in question,

(a) if the Common Stock is listed for trading on the New York Stock Exchange, the closing sale price of the Common Stock on such date, as reported on the New York Stock Exchange Composite Tape or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b) if the Common Stock is not so listed, but is listed on another national securities exchange, the closing sale price of the Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(c) if the Common Stock is not listed for trading on a national securities exchange but nevertheless are publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of the Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(d) if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board.

“INCENTIVE STOCK OPTION” or “ISO” means an Option conforming to the requirements of Code Section 422 and any successor thereto.

“INSIDER” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

“LISTING STANDARDS” means the listing standards of any exchange or self-regulatory organization on which the Common Stock of the Company is listed.

“NON-EMPLOYEE” means any person who is not an Employee, as defined herein, who serves as a Director, consultant or adviser to the Company or any Subsidiary.

“NONQUALIFIED STOCK OPTION” or “NSO” means any Option other than an Incentive Stock Option.

“OPTION” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

“OPTION EXERCISE PRICE” means the price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of an Option.

“OTHER COMPANY SECURITIES” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

“PARTICIPANT” means an Employee, Non-Employee or Director who is eligible to receive or has received a grant of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Performance Awards under this Plan.

“PERFORMANCE AWARD” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or shares of Common Stock, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Code Section 162(m) in the case of a Covered Employee, unless the Committee determines not to comply with Code Section 162(m).

“PERMITTED TRANSFEREE” means any members of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members.

“PLAN” means this Office Depot, Inc. 2007 Long-Term Incentive Plan, as amended from time to time.

“PRIOR PLAN(S)” means the Office Depot, Inc. Omnibus Equity Plan, the Office Depot, Inc. Directors Stock Option Plan, the Office Depot, Inc. Amended Long-Term Equity Incentive Plan or any other plan which these plans subsumed or replaced (each as currently in effect on the Effective Date hereof).

“RESTRICTED STOCK” means an Award of shares of Common Stock under Article 7 of the Plan, which shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including an Award of shares that the Committee grants under the Plan to Directors with no restrictions.

“RESTRICTED STOCK UNIT” or “RSU” means a right granted under Article 7 of the Plan to receive a number of shares of Common Stock, or a cash payment for each such share equal to the Fair Market Value of a share of Common Stock, on a specified date.

“RESTRICTION PERIOD” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

“RETIREMENT” means with respect to a Participant other than a Director, a termination of employment or service with the Company and all Subsidiaries, other than for Cause, after the Participant has completed five (5) years of continuous service and reached the age of 60 years.

“STOCK APPRECIATION RIGHT” or “SAR” means an Award granted under Article 6 which provides for an amount payable in shares of Common Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Common Stock on the day the Stock Appreciation Right is exercised over the specified purchase price.

“SUBSIDIARY” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof are owned directly or indirectly by the Company. With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company or the Committee shall be authorized to act on behalf of all other entities included within the definition of “Subsidiary.”

ARTICLE 3 — ADMINISTRATION; POWERS OF THE COMMITTEE

3.1  General.  This Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the independent members of the Board for all purposes herein and shall not include any member thereof who is a current or former Employee. The Committee shall consist of at least two Directors.

3.2  Authority of the Committee.

(a) Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Awards made under the Plan to each Participant, and the conditions and restrictions, if any, subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret the Plan and Awards granted thereunder, (v) make any adjustments necessary or desirable in connection with Awards made under the Plan to eligible Participants located outside the United States, and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.

(b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c) Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

(d) In the event the Company shall assume outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of another corporation or business entity, the Committee shall make such adjustments in the terms of awards under the Plan as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made available under the Plan.

3.3  Rules for Foreign Jurisdictions.  Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of each non-U.S. jurisdiction where a Participant works or resides or to meet the goals and objectives of the Plan; establish one or more sub-plans for these purposes; and establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. For purposes of clarity, the terms and conditions contained herein which are subject to variation in a non-U.S. jurisdiction shall be reflected in a written addendum to the Plan for each Subsidiary in such non-U.S. jurisdiction.

3.4  Delegation of Authority.  Except with respect to the grant or amendment of Awards to Covered Employees and Insiders, the Committee may, at any time and from time to time, delegate to one or more of its members or to any individual or group of Employees or Directors any or all of its authority under Section 3.2, to the full extent permitted by law and the rules of any exchange on which the shares of Common Stock are traded. To the extent permitted by law, the Committee may also grant authority to Employees or designate Employees of the Company to execute documents on behalf of the Committee or to otherwise assist the Committee in the administration and operation of the Plan.

3.5  Award Agreements.  Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Agreement or a copy of a notice of grant. Each Participant may be required, as a condition to receiving an Award under this Plan, to enter into an agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Non-Compete Agreement”). The provisions of the Non-Compete Agreement may also be included in, or incorporated by reference in, the written Award Agreement.

3.6  Indemnification.  No Employee, Director or member of the Committee shall be liable for any action taken or omitted to be taken by such member, by any other Employee, Director or member of the Committee in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute. Employees, Directors and members of the Committee shall be indemnified in connection with their administration of the Plan to the fullest extent provided by the Delaware General Corporation Law and by the Bylaws of the Company.

ARTICLE 4 — SHARES AVAILABLE UNDER THE PLAN

4.1  Number of Shares.  Subject to adjustment as provided in this section and in Section 4.3, the aggregate number of shares of Common Stock that are available for issuance pursuant to all Awards available under the Plan is (i) twenty-five million (25,000,000) shares, plus (ii) any shares that are subject to outstanding grants under the Company’s Prior Plans, which expire, are forfeited or otherwise terminate without delivery of shares (the “Share Pool”). All of the shares of Common Stock available for issuance under the Plan (but in no event more than twenty-five million (25,000,000) shares) may but are not required to be issued pursuant to Incentive Stock Options. If Options, Restricted Stock or Restricted Stock Units are issued in respect of options, restricted stock, or restricted stock units of an entity acquired, by merger or otherwise, by the Company (or any Subsidiary), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Exchange Act Rule 16b-3, the aggregate number of shares of Common Stock for which Awards may be made hereunder shall automatically be increased by the number of shares subject to Awards so issued. Such shares shall be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased in the open market or in private transactions. Upon approval of this Plan by the stockholders of the Company, no further grants shall be made under the Company’s Prior Plans.

The following rules shall apply for purposes of the determination of the number of shares of Common Stock available for grant under the Plan:

(a) Each Option awarded shall be counted as one share subject to an Award and deducted from the Share Pool.

(b) Each share of Restricted Stock or Restricted Stock Unit shall be counted as two shares subject to an Award and deducted from the Share Pool.

(c) Each Performance Award that may be settled in shares of Common Stock shall be counted as two shares subject to an Award and deducted from the Share Pool, and if the Performance Award is expressed as a dollar amount rather than a number of shares, with the number of shares determined by dividing the value of the Performance Award at grant by the Fair Market Value of a share at grant and then multiplying the result by two. Performance Awards that may not be settled in shares (or that may be settled in shares but are not) shall not result in a reduction from the Share Pool.

(d) Each Stock Appreciation Right that may be settled in shares shall be counted as one share subject to an Award and deducted from the Share Pool. Stock Appreciation Rights that may not be settled in shares shall not result in a reduction from the Share Pool. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the shares that otherwise would have been issued upon the exercise of such related Option shall not result in a reduction in the Share Pool.

(e) If, for any reason, any shares awarded or subject to purchase under the Plan or the Company’s Prior Plans are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or a Restricted Stock Unit, or the termination, expiration or cancellation of an Option, Stock Appreciation Right, Restricted Stock Unit, or Performance Award, or settlement of any Award in cash rather than shares, such shares (the “Returned Shares”) shall again be available for issuance pursuant to an Award under the Plan and shall be added to the Share Pool, provided that any addition to the Share Pool shall be adjusted by whatever factor or factors were applied to determine the number of shares originally deducted from the Share Pool. If the Option Exercise Price, purchase price and/or tax withholding obligation under an Award is satisfied by the Company retaining shares or by the Participant tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be deemed delivered for purposes of determining the Share Pool and shall not be available for issuance pursuant to an Award under the Plan.

4.2  Individual Limits.  Except to the extent the Committee determines that an Award to a Covered Employee shall not comply with the performance-based compensation provisions of Code Section 162(m), the following rules shall apply to Awards under the Plan:

(a) Options and SARs.  The maximum number of shares subject to Options and Stock Appreciation Rights that, in the aggregate, may be granted pursuant to Awards in any one calendar year to any one Participant shall be two million (2,000,000) shares.

(b) Restricted Stock, and RSUs.  The maximum number of shares of Restricted Stock and Restricted Stock Units that may be granted pursuant to Awards in any one calendar year to any one Participant shall be one million (1,000,000) shares.

(c) Performance Awards.  With respect to Performance Awards that have a specific dollar-value target or are performance units, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any one fiscal year to any one Participant shall be $2,500,000. With respect to Performance Awards that are payable in shares of Common Stock, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any one fiscal year to any one Participant shall be five hundred thousand (500,000) shares.

4.3  Adjustment of Shares.  If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than an ordinary cash dividend) results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a) the limitations on the aggregate number of shares of Common Stock that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b) the limitations on the aggregate number of shares of Common Stock that may be awarded to any one single Participant under various Awards as set forth in Section 4.2;

(c) the number and class of shares of Common Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(d) the Option Exercise Price under outstanding Options and the number of shares of Common Stock to be transferred in settlement of outstanding Stock Appreciation Rights; and

(e) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of shares; provided, however, that except in accordance with Section 14.4 below, all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

ARTICLE 5 — STOCK OPTIONS

5.1  Grant of Options.  Subject to the terms and provisions of the Plan, the Committee may from time to time grant Options to eligible Participants. The Committee shall have sole discretion in determining the number of shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NSOs or a combination thereof, and may vary such Awards among Participants; provided that the Committee may grant Incentive Stock Options only to Employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code).

5.2  Agreement.  Each Option grant shall be evidenced by an Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or a Nonqualified Stock Option. Any portion of an Option that is not designated in the Agreement as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a Nonqualified Stock Option.

5.3  Option Exercise Price.  The Option Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an Option Exercise Price lower than set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Code Section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation.

5.4  Duration of Options.  Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date. If an Agreement does not specify an expiration date, the Option’s expiration date shall be the 10th anniversary of its grant date, provided that the Option may expire earlier as provided in the Agreement or in this Plan.

5.5  Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Subsidiary, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of events specified in the Agreement. In addition, subject to Article 12, the Committee may provide in the Agreement for the deferral of Option gains related to the exercise of an Option.

5.6  Payment.  Options may be exercised, in whole or in part, by the delivery of a written notice of exercise to the Company or its designee in the form prescribed by the Company, setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment for the shares (less any amount previously paid by the Participant to acquire the Option) or in such other manner as determined by the Committee. The Option Exercise Price upon exercise of any Option shall be payable to the Company in full, in any of the following manners: (a) in cash, (b) by check, bank draft, money order or other cash equivalent approved by the Committee, (c) by tendering previously acquired shares of Common Stock (or delivering a certification or attestation of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered shares must have been held by the Participant for not less than six months or such other period required by the Committee), or (d) by a combination of the foregoing or by any other means that the Committee determines to be consistent with the Plan’s purpose and applicable law. The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions.

5.7  Special Rules for ISOs.  Notwithstanding the above, in no event shall any Participant who owns (within the meaning of Code Section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and its subsidiaries (as defined in Code Section 424)) which are first exercisable in any calendar year for shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). Any such excess shall instead automatically be treated as a Nonqualified Stock Option. Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the number of shares available for grant under the Plan shall only be applied to the extent permitted by Code Section 422 and the regulations promulgated thereunder.

ARTICLE 6 — STOCK APPRECIATION RIGHTS

6.1  Grant of SARs.  A Stock Appreciation Right may be granted to a Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the specified purchase price (which shall be no less than the Fair Market Value on the grant date except for SARs granted in substitution for SARs in connection with a corporate transaction which may have a purchase price less than the Fair Market Value on the grant date under this Plan), times the number of shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic exercise on a certain date, for payment of the proceeds on a certain date, and/or for accelerated vesting and other rights upon the occurrence of events specified in the Agreement. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Option Exercise Price per share, times the number of shares subject to the Option, or portion thereof, which is surrendered.

6.2  Agreement.  Each SAR grant shall be evidenced by an Agreement that shall specify the exercise price, the duration of the SAR, the number of shares of Common Stock to which the SAR pertains and such other provisions as the Committee shall determine.

6.3  Duration of SARs.  Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date. If an Agreement does not specify an expiration date, the SAR’s expiration date shall be the 10th anniversary of its grant date, provided that the SAR may expire earlier as provided in the Agreement or in this Plan.

6.4  Tandem SARs.  Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of SARs related to ISOs must be concurrent with the grant of the ISOs. With respect to NSOs, the grant either may be concurrent with the grant of the NSOs, or in connection with NSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

6.5  Payment.  The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash, all shares of Common Stock, Other Company Securities, or any combination thereof. If payment is to be made in shares, the number of shares shall be determined based on the Fair Market Value of a share on the date of exercise. If the Committee elects to make full payment in shares, no fractional shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion to determine and set forth in the Agreement the timing of any payment made in cash or shares, or a combination thereof, upon exercise of SARs.

6.6  Exercise of SARs.  The exercise price for each grant of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the SAR is granted. Upon exercise of a Stock Appreciation Right, the number of shares of Common Stock subject to exercise under any related Option shall automatically be reduced by the number of shares represented by the Option or portion thereof which is surrendered. All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of Tandem SARs, any related Option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related Option, as applicable.

ARTICLE 7 — RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1  Grant of Restricted Stock and Restricted Stock Units.  Subject to provisions of the Plan, the Committee may from time to time grant Awards of Restricted Stock and Restricted Stock Units (“RSUs”) to Participants. Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock and RSUs.

7.2  Agreement.

(a) General.  The Restricted Stock or RSU Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock or RSU, which may be equal to, or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance goals; the length of the Restriction Period, if any, and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the shares during the Restriction Period. Except as provided in subsection (b) below, Section 10.6, Section 10.8, and, subject to shortening the length of the Restriction Period upon the occurrence of certain circumstances, such as death, Retirement, Disability, a Change in Control, or the achievement of performance goals, all grants of Restricted Stock and RSUs shall have a Restriction Period of at least three (3) years, subject to partial vesting at the end of the first anniversary of the grant and at any time thereafter.

(b) Awards in Lieu of Cash Bonus.  The minimum Restriction Period described in subsection (a) above shall not apply to Awards of Restricted Stock and RSUs issued in lieu of all or a portion of a cash bonus payment otherwise payable to the Participant, whether or not such Award is mandatory or at the election of the Participant.

7.3  Certificates.  Upon an Award of Restricted Stock to a Participant, shares of Restricted Stock shall be registered in the Participant’s name. Certificates, if issued, may either (i) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and/or (ii) be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s or transfer agent’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law. The Company shall not be required to deliver any fractional share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Concurrently with the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay to the Company an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 13 below.

7.4  Dividends and Other Distributions.  Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have (during and after the Restriction Period), with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock (during the Restriction Period) be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock (during the Restriction Period) be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

ARTICLE 8 — PERFORMANCE AWARDS

8.1  Grant of Performance Awards.  Performance Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2  Value of Performance Awards.  The Committee shall have complete discretion in determining the size and composition of Performance Awards so granted to a Participant and the appropriate period over which performance is to be measured (a “performance cycle”), which typically shall be at least twelve months. Performance Awards may include (i) specific dollar-value target awards, (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance shares, the value of each such share being equal to the Fair Market Value of a share of Common Stock. The value of each Performance Award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance shares, performance units or both that will be paid out to the Participant.

8.3  Earning and Payment of Performance Awards.  After the applicable performance cycle has ended, the Committee shall determine the portion of each Performance Award that is earned by a Participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a Performance Award may be paid out in shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

ARTICLE 9 — PERFORMANCE MEASURES

Until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Covered Employees’ Awards that are intended to qualify under the performance-based compensation provisions of Code Section 162(m), the performance measure(s) to be used for purposes of such Awards shall be chosen from among any one or more of the following (which may relate to the Company or a business unit, division or Subsidiary): earnings, earnings per share (EPS), consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets (RONA), return on invested capital (ROIC), total stockholder return, profit, economic profit, capitalized economic profit, net operating profit after tax (NOPAT), pre-tax profit, cash flow measures, cash flow return, sales, comparable store sales, sales per square foot, inventory turnover, stock price (and stock price appreciation, either in absolute terms or in relationship to the appreciation among members of a peer group determined by the Committee), strategic milestones, or goals related to acquisitions or divestitures. The Committee can establish other performance measures for Performance Awards granted to Participants that are not Covered Employees and for Performance Awards granted to Covered Employees that are not intended to qualify under the performance-based compensation exception of Code Section 162(m).

The performance measures established by the Committee for any performance cycle may be expressed in terms of attaining a specified level of the performance objective or the attainment of a percentage increase or decrease in the particular objective, and may involve comparisons with respect to historical results of the Company and its Subsidiaries and/or operating groups or segments thereof, all as the Committee deems appropriate. The performance measures established by the Committee for any performance cycle may be applied to the performance of the Company relative to a market index, a peer group of other companies or a combination thereof, all as determined by the Committee for such performance cycle.

During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable to the extent permitted under Code Section 162(m). Specifically, to the extent permitted under Code Section 162(m), the Committee is authorized to make adjustments in the method of calculating attainment of performance goals and objectives for a performance cycle as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance cycle following such divestiture; (iii) to exclude restructuring and/or other nonrecurring charges; (iv) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (v) to exclude the effects of changes to generally accepted accounting principles (or standards) required by the Financial Accounting Standards Board; (vi) to exclude the effects to any statutory adjustments to corporate tax rates; (vii) to exclude the impact of any “extraordinary items” as determined under generally accepted accounting principles; (viii) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; and (ix) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established performance measures; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), and which are held by Covered Employees, may not be adjusted upward (except as a result of adjustments permitted by the previous paragraph), but the Committee shall retain the discretion to adjust such Awards downward.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 10 — VESTING, SPECIAL RULES AND CHANGE IN CONTROL

10.1  General.  The provisions of this Article 10 shall apply only to the extent the Committee has not provided otherwise in an amendment to the Plan, in the applicable Award Agreement or otherwise.

10.2  Death.  If a Participant ceases to be a Director or Employee of, or to perform other services for, the Company and its Subsidiaries due to the death of the Participant, (i) all of the Participant’s Options and SARs shall become fully vested and exercisable and shall remain so for a period of 24 months from the date of such death but in no event after the expiration date of the Options or SARs, (ii) the Restriction Period applicable to any Restricted Stock or RSU shall terminate as of the Participant’s date of death if the Restriction Period was based solely on the requirement to continue to perform services, and (iii) any Performance Awards held by the Participant and any of the Participant’s Restricted Stock or RSUs that contain performance conditions as a requirement for vesting shall vest pro rata (calculated as if any “target” amount under such Performance Awards, Restricted Stock and RSUs has been reached) based on the amount of time from the beginning of the performance cycle through the date of the Participant’s death compared to the total length of the performance cycle.

10.3  Disability.  If a Participant ceases to be a Director or Employee of, or to perform other services for, the Company and its Subsidiaries due to the Disability of the Participant, (i) all of the Participant’s Options and SARs shall become fully vested and exercisable and shall remain so for a period of 24 months from the date of such termination due to Disability but in no event after the expiration date of the Options or SARs, (ii) the Restriction Period applicable to any Restricted Stock or RSU shall terminate as of the Participant’s date of termination due to Disability if the Restriction Period was based solely on the requirements to continue to perform services, and (iii) any Performance Awards held by the Participant and any of the Participant’s Restricted Stock or RSUs that contain performance conditions as a requirement for vesting shall vest pro rata (calculated as if any “target” amount under such Performance Awards, Restricted Stock and RSUs has been reached) based on the amount of time from the beginning of the performance cycle through the date of the Participant’s termination due to Disability compared to the total length of the performance cycle.

10.4  Cause.  If a Participant ceases to be a Director or Employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the Participant’s Awards under the Plan shall be forfeited immediately upon such termination of employment or cessation or services, whether or not such Awards are then exercisable.

10.5  Retirement.  If a Participant other than a Director ceases to be an Employee of the Company and its Subsidiaries due to the Retirement of the Participant, (i) all of the Participant’s Options and SARs shall become fully vested and exercisable and shall remain so for a period of 90 days (except as provided in Section 10.7) from the date of such Retirement but in no event after the expiration date of the Options or SARs, (ii) the Restriction Period applicable to any RSU shall terminate as of the Participant’s date of Retirement if the Restriction Period was based solely on the requirement to continue to perform services, and (iii) any Performance Awards held by the Participant and any of the Participant’s Restricted Stock or RSUs that contain performance conditions as a requirement for vesting shall vest pro rata (calculated as if any “target” amount under such Performance Awards, Restricted Stock and RSUs has been reached) based on the amount of time from the beginning of the performance cycle through the date of the Participant’s Retirement compared to the total length of the performance cycle. Section 10.6 contains a special rule for vesting of Restricted Stock with respect to Participants other than Directors and Section 10.8 contains a special rule for vesting of Awards for Directors.

10.6  Special Vesting Rule for Restricted Stock.  With respect to a Participant, other than a Director, who is an Employee of the Company and its Subsidiaries and who (i) is at least age 60 and (ii) has completed five (5) years of continuous service, if the Restriction Period applicable to any Restricted Stock was based solely on the requirements to continue to perform services, the Restriction Period shall terminate as of the date the Participant satisfies the age and service requirements of this Section 10.6 whether the Restricted Stock was granted before or after satisfying such age and service requirements.

10.7  Special Rule for Certain Employees and Directors.  If a Participant who is a Director or Employee subject to Section 16 of the Exchange Act ceases to be a Director or Employee of the Company and its Subsidiaries due to involuntary separation from the Company (other than termination due to death, Disability or Cause) or due to a voluntary separation from the Company after the individual Employee or Director has completed five (5) or more years of service for the Company and its Subsidiaries, (i) all of the Participant’s Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 18 months after the date of such cessation, but in no event after the expiration date of the Options or SARs and, (ii) except as provided in Section 10.8 hereof with respect to Directors, all of the Participant’s Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

10.8  Special Vesting Rules for Directors.

(a) Awards Other Than Options and Restricted Stock.  With respect to a Director of the Company whose period of service ends, either voluntarily or by reason of his or her not seeking re-election to the Board or not being re-nominated to the Board or his or her not being re-elected to the Board, (i) any issued but unvested SARs granted to such Director during his or her term of office shall, upon such termination of service, become immediately vested, (ii) the Restriction Period applicable to any RSU granted to such Director during his or her term of office shall terminate upon such termination of service if the Restriction Period was based solely on the requirement to continue to perform services, and (iii) any Performance Awards held by the Director and any of the Director’s RSUs that contain performance conditions as a requirement for vesting shall vest pro rata (calculated as if any “target” amount under such Performance Awards and RSUs has been reached) based on the amount of time from the beginning of the performance cycle through the date of the Director’s termination of service compared to the total length of the performance cycle.

(b) Awards of Options and Restricted Stock.  With respect to a Director of the Company, all Options and Restricted Stock granted to such Director during his or her term of office shall be immediately vested upon grant. Nothing in this Section 10.8 shall serve to extend the term of any Option beyond its initial term upon issuance.

10.9  Other Terminations.  Except as otherwise provided in this Article 10, if a Participant ceases to be a Director or Employee of, or to otherwise perform services for, the Company and its Subsidiaries for any reason other than death, Disability, Cause, or Retirement (i) all of the Participant’s Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Options or SARs, (ii) all of the Participant’s Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock, RSUs, and Performance Awards that were not vested on the date of such cessation shall be forfeited immediately upon such cessation. The Committee may, at its sole discretion, and to the extent applicable, in accordance with the provisions of Code Section 409A, determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of employment for purposes of this Plan, and (ii) the impact, if any, of any such leave on outstanding Awards under the Plan.

10.10  Special Rule for Company Blackout Periods.  The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the Award Agreement, the last date on which an Option or SAR can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 10.10 by a number of days equal to the number of United States business days that the applicable blackout period is in effect, but in no event beyond the expiration date of the Options or SARs. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Option or SAR expire during an imposed blackout period.

10.11  Change in Control.  Upon a Change in Control of the Company, (i) all of the Participant’s Options and SARs shall become fully vested and exercisable immediately prior to the Change in Control, (ii) the Restriction Period applicable to any Restricted Stock or RSU shall terminate immediately prior to the Change in Control if the Restriction Period was based solely on the requirement to continue to perform services, and (iii) any Performance Awards held by the Participant and any of the Participant’s Restricted Stock or RSUs that contain performance conditions as a requirement for vesting shall become fully vested (calculated as if any “target” amount under such Performance Awards, Restricted Stock and RSUs has been reached). The Committee shall pay out the amounts calculated under (iii) no later than as soon as administratively practicable after the Change in Control.

ARTICLE 11 — BENEFICIARY DESIGNATION

To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company or its designee during the Participant’s lifetime.

In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s spouse, and if the Participant has no surviving spouse, to the Participant’s estate.

ARTICLE 12 — DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or RSUs, or the satisfaction of any requirements or goals with respect to Performance Awards. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with Code Section 409A.

ARTICLE 13 — WITHHOLDING TAXES

13.1  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

13.2  Share Withholding.

(a) With respect to withholding required on Restricted Stock and, to the extent settled in shares of Common Stock, Restricted Stock Units, Performance Awards and SARs, except as provided below or as otherwise provided in the Award Agreement or to the extent that other arrangements are made with the consent of the Committee or to the extent the Committee provides otherwise, the withholding requirement shall be satisfied by the Company reacquiring or retaining shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum amount of tax required to be withheld with respect to the transaction.

(b) A Participant may elect to deliver shares of Common Stock to satisfy, in whole or in part, the withholding requirement. Such an election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The Fair Market Value of the shares to be delivered will be determined as of the date the amount of tax to be withheld is determined. Such delivery must be made subject to the conditions and pursuant to the procedures established by the Committee with respect to the delivery of shares of Common Stock in payment of the exercise price of Options.

(c) An officer who is subject to Section 16 of the Exchange Act at the time the tax withholding requirement arises with respect to his or her Restricted Stock or, to the extent settled in shares of Common Stock, his or her Restricted Stock Units, Performance Awards or SARs, may elect to satisfy such withholding requirement by delivering payment of the tax required to be withheld in cash or by check on the date on which the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

ARTICLE 14 — AMENDMENT AND TERMINATION

14.1 Amendment or Termination of Plan.  The Board or the Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless such action is required by applicable law or any Listing Standards or the affected Participants consent in writing. To the extent required by Code Section 162(m) or Code Section 422, other applicable law, and/or any Listing Standards, no amendment shall be effective unless approved by the stockholders of the Company. In no event shall any Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan, but Awards previously granted may extend beyond such date. For the avoidance of doubt, with respect to awards or grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards (collectively “Prior Awards”) made under any of the Prior Plans, the rights of the holders of such Prior Awards shall continue to be governed by the provisions of the Prior Plan under which the Prior Awards were made.

14.2 Amendment of Award Agreement.  The Committee may, at any time, amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 14.3 and 14.4, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Sections 4.3 and 14.4 or in connection with the assumption or substitution of an award in a manner satisfying the provisions of Code Section 424(a), the Option Exercise Price of each Option and the exercise price of each SAR may not be changed after the date of grant nor may any outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower exercise price without approval of the Company’s stockholders. In addition, except with respect to Options granted under the Plan pursuant to an assumption or substitution for an award originally granted pursuant to another plan, Options under this Plan will not be cancelled in exchange for payment when the Option Exercise Price is greater than the then current Fair Market Value of the Option (and if applicable, the per share amount to be paid for the Company’s Common Stock in connection with a Change in Control of the Company).

14.3 Cancellation of Awards for Detrimental Activity.  The Committee may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below or in the Award Agreement), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Award, or RSU payout, or receives shares under an Award at any time during the period beginning two years prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then fair market value of the shares that were received with respect to the Award (or if the Participant previously disposed of such shares, the fair market value of such shares at the time of the disposition) over the total price paid by the Participant for such shares.

For purposes of this Section, “Detrimental Activity” means any of the following, as determined by the Committee in good faith: (i) the violation of the Non-Compete Agreement or of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes Cause, whether or not the Participant’s employment is terminated for Cause; (iii) improperly disclosing or otherwise misusing any confidential information regarding the Company; or (iv) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan and, in particular, that he or she has not engaged and is not engaging in, conduct described in (i) or (iii) above; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

14.4 Assumption or Cancellation of Awards Upon a Corporate Transaction.  In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable (any such event is referred to as a “Corporate Transaction”), the Committee may, in its discretion, cause each Award to be assumed or for an equivalent

Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate).

In addition or in the alternative, the Committee, in its discretion, may cancel all or certain types of outstanding Awards at or immediately prior to the time of the Corporate Transaction provided that the Committee either (i) provides that the Participant is entitled to a payment (in cash or shares) equal to the value of the Award, as determined below and to the extent there is any such value, or (ii) at least 15 days prior to the Corporate Transaction (or, if not feasible to provide 15 days notice, within a reasonable period prior to the Corporate Transaction), notifies the Participant that, subject to rescission if the Corporate Transaction is not successfully completed within a certain period, the Award will be terminated and provides the Participant the right to exercise the Option or other Award as to all shares, including shares that would not otherwise be exercisable (or with respect to Restricted Stock, RSUs, or Performance Awards, provides that all restrictions shall lapse) prior to the Corporate Transaction.

For purposes of this provision, the value of the Award shall be measured as of the date of the Corporate Transaction and shall equal the value of the cash, shares or other property that would be payable to the Participant upon exercise or vesting of the Award, as applicable, less the amount of any payment required to be tendered by the Participant upon such exercise. For example, under this provision, in connection with a Corporate Transaction, the Committee can cancel all outstanding Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Corporate Transaction if their Options had been fully exercised immediately prior to such Corporate Transaction, less the aggregate Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Option holders pursuant to such Corporate Transaction if their Options had been fully exercised immediately prior thereto would be less than the aggregate Exercise Price that would have been payable therefor, the Committee can cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

ARTICLE 15 — MISCELLANEOUS PROVISIONS

15.1  Restrictions on Shares.  If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Option, SAR, Performance Award, RSU or Restricted Stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such Option or SAR may be exercised in whole or in part, no such Performance Award may be paid out and no shares may be issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any Listing Standards and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state, federal and foreign laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

15.2  Rights of a Stockholder.  Except as otherwise provided in Article 7 of the Plan and in the Award Agreement, each Participant who receives an Award of Restricted Stock shall have (during and after the

Restriction Period) all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions, to the extent, if any, such shares possess voting rights and rights to receive dividends and other distributions. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, SAR, RSU, or Performance Award shall have any right as a stockholder with respect to any shares covered by such Award prior to the date of issuance to him or her or his or her delegate of a certificate or certificates for such shares or the date the Participant’s name is registered on the Company’s book as the stockholder of record with respect to such shares.

15.3  Transferability.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Article 11, or by will or the laws of descent and distribution. A Participant who is a Vice President, Senior Vice President, Executive Vice President, President or Chief Executive Officer of the Company (collectively “Officer”) or a Director may transfer NSOs to a Permitted Transferee in accordance with procedures approved by the Committee. Except for a transfer of NSOs by an Officer or Director to a Permitted Transferee, unless the Committee determines and sets forth otherwise in the Agreement consistent with securities and other applicable laws, rules and regulations, no Option, SAR, Performance Award, RSU, or Restricted Stock granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Article 11 or by will or the laws of descent and distribution. Except for a transfer of NSOs by an Officer or Director to a Permitted Transferee, unless the Committee determines and sets forth otherwise in the Agreement, an Option, SAR, or Performance Award may be exercised during the Participant’s lifetime only by the Participant who was granted the Award or his or her guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder. In the event of a transfer to a Permitted Transferee as permitted under this Section 15.3 or by the Agreement, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant.

15.4  No Implied Rights.  Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the employ of or the performance of services for the Company or any Subsidiary, or to serve as a Director thereof, or interfere in any way with the right of the Company or any Subsidiary to terminate the Participant’s employment or other service relationship at any time. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Company or any Subsidiary for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. An Award of any type made in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such Participant in that year or any subsequent year. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

15.5  Transfer of Employee.  The transfer of an Employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.6  Expenses of the Plan.  The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan.

15.7  Compliance with Laws.

(a) At all times when the Committee determines that compliance with Code Section 162(m) is required or desirable, all Awards to Covered Employees shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Awards, the Committee may, subject to the requirements of Article 14, make any adjustments it deems appropriate.

(b) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. It is the intent of the Company that the awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

15.8  Successors.  The terms of the Plan shall be binding upon the Company, and its successors and assigns.

15.9  Tax Elections.  Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof. Notwithstanding the preceding sentence, the Committee may condition any award on the Participant’s not making an election under Code Section 83(b).

15.10  Compliance With Code Section 409A.  The Plan is intended to satisfy the requirements of Code Section 409A and any regulations or guidance that may be adopted thereunder from time to time, including any transition relief available under applicable guidance related to Code Section 409A. The Plan may be amended or interpreted by the Committee as it determines necessary or appropriate, including retroactively, in accordance with Code Section 409A and to avoid a plan failure under Code Section 409A(a)(1).

15.11  Legal Construction.

(a) Severability.  If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b) Gender and Number.  Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c) Governing Law.  To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to any choice of law provisions.

APPENDIX B

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.														Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors

Nominees:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	Lee A . Ault III	☐	☐	☐	05	Marsha J. Evans	☐	☐	☐	09	W. Scott Hedrick	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02	Neil R. Austrian	☐	☐	☐	06	David I. Fuente	☐	☐	☐	10	Kathleen Mason	☐	☐	☐		I plan to attend the meeting.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03	David W. Bernauer	☐	☐	☐	07	Brenda J. Gaines	☐	☐	☐	11	Michael J. Myers	☐	☐	☐		☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
04	Abelardo E. Bru	☐	☐	☐	08	Myra M. Hart	☐	☐	☐	12	Steve Odland	☐	☐	☐

														FOR	AGAINST	ABSTAIN
											2.	To approve the Office Depot, Inc. 2007 Long-Term Incentive Plan.		☐	☐	☐

											3.	Ratification of appointment of Delloitte & Touche LLP as the Company’s independent public accountants.		FOR	AGAINST	ABSTAIN
														☐	☐	☐

WITHHOLD
											4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting unless you indicate that you withhold such authority by so indicating (Right).				☐

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date	, 2007

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲  FOLD AND DETACH HERE  ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 6:00 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/odp		1-866-540-5760
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect ®
at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement on the
Internet at http://investor.officedepot.com

PROXY

OFFICE DEPOT, INC. 2200 OLD GERMANTOWN ROAD DELRAY BEACH, FL 33445

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Anne Zuckerman, Christopher Davies and Jennifer Leong as Proxies, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of common stock of Office Depot, Inc. held of record by the undersigned on March 20, 2007, at the Annual Meeting of Shareholders to be held on April 25, 2007 or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲   FOLD AND DETACH HERE   ▲
ADMITTANCE PASS
2007 ANNUAL MEETING OF SHAREHOLDERS
OFFICE DEPOT, INC.
Wednesday April 25, 2007
8:30 a.m. Eastern Daylight Time
Boca Raton Marriott
5150 Town Center Circle
Boca Raton, FL 33486-1013

561-620-3712

For Security Reasons, You Must Present
This Admittance Pass in Order to Enter the Meeting.